As filed with the Securities and Exchange Commission on December 18, 2008 1933 Act File No. ____________

U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No. ___   [     ]

Post-Effective Amendment No. ___   [     ]

EATON VANCE MUNICIPAL INCOME TRUST (Exact name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Address of Principal Executive Offices)

(617) 482-8260 (Registrant's Telephone Number)

MAUREEN A. GEMMA The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Name and Address of Agent for Service)

With copies to: Mark P. Goshko, Esq. K&L Gates LLP One Lincoln Street, Boston, MA 02111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Titles of		Proposed Maximum	Proposed Maximum	Amount of
Securities Being	Amount Being	Offering Price Per	Aggregate Offering	Registration Fees
Registered	Registered (1)	Unit (1)	Price	(1)(2)

Common Stock
$0.01 par value	4,900,000	$6.63	$32,487,000	$1,276.74

Auction Preferred
Shares $0.01 par
value	806	$25,000	$20,150,000	$791.90

(1)	Estimated solely for the purposes of calculation the filing fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EATON VANCE MUNICIPAL INCOME TRUST (the “Registrant”)

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter from the Presidents of Eaton Vance Municipal Income Trust and Eaton Vance National Municipal Income Trust

Notice of Special Meeting of Shareholders of Eaton Vance Municipal Income Trust and Eaton Vance National Municipal Income Trust

Part A – Proxy Statement/Prospectus of Eaton Vance Municipal Income Trust and Eaton Vance National Municipal Income Trust

Part B – Statement of Additional Information of Eaton Vance Municipal Income Trust

Part C – Other Information

Signature Page

Exhibits

EATON VANCE NATIONAL MUNICIPAL INCOME TRUST EATON VANCE MUNICIPAL INCOME TRUST The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

January [ ], 2009

Dear Shareholder:

     We cordially invite you to attend a joint Special Meeting of Shareholders of Eaton Vance National Municipal Income Trust (the “Acquired Fund”) and Eaton Vance Municipal Income Trust (the “Acquiring Fund”) (collectively, “the Funds”) on March 27, 2009 for the following purposes:

  The shareholders of the Acquired Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization to merge the common shares of the Acquired Fund into common shares of the Acquiring Fund, and to merge the auction preferred shares (“APS”) of the Acquired Fund into APS, Series C, of the Acquiring Fund (the “Reorganization”).
  Common shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganization.

     The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

     After consideration and recommendation by the Funds’ investment adviser, Eaton Vance Management, the Board of Trustees of each Fund has determined that the Reorganization in the best interests of the Fund. The common shareholders of each Fund will benefit from the Reorganization because they will become common shareholders of a larger, more diversified fund. The investment objectives and policies of each Fund are identical and after the Reorganization the combined fund will have lower total operating expenses than each Fund. Because Acquiring Fund APS, Series C, will have the same characteristics as the Acquired Fund APS, Acquired Fund APS shareholders will not be affected by the Reorganization.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Funds do need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Funds avoid the expense of additional solicitation.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time. Your participation in this vote is extremely important.

Sincerely,	Sincerely,

/s/ Robert B. MacIntosh	/s/ Cynthia J. Clemson

Robert B. MacIntosh	Cynthia J. Clemson
President	President
Eaton Vance Municipal Income Trust	Eaton Vance National Municipal Income Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE NATIONAL MUNICIPAL INCOME TRUST EATON VANCE MUNICIPAL INCOME TRUST

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 27, 2009

To the holders of common shares and auction preferred shares of Eaton Vance National Municipal Income Trust (the “Acquired Fund”) and the holders of common shares of Eaton Vance Municipal Income Trust (the “Acquiring Fund”):

A joint special meeting of such shareholders will be held at Two International Place, Boston, Massachusetts, on March 27, 2008, at 1:30 p.m., Eastern Time, to consider the following:

Acquired Fund

1.	A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund, the termination of the Acquired Fund’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of the Acquired Fund under applicable state law. Under this Agreement, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, with par value of $0.01 per share, and newly-issued auction preferred shares (“APS”) with par value of $0.01 per share and a liquidation preference of $25,000 per share.

The Board of Trustees of the Acquired Fund recommends that you vote FOR this proposal.

Acquiring Fund

2.	A proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund.

The Board of Trustees of the Acquiring Fund recommends that you vote FOR this proposal.

3.	Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.

Shareholders of record as of the close of business on January 23, 2009, are entitled to vote at the meeting or any adjournment thereof.

By order of the Boards of Trustees,
/s/ Maureen A. Gemma
Maureen A. Gemma
Secretary

January [   ], 2009

IMPORTANT

     Shareholders can help the Boards of Trustees of the Funds avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT of EATON VANCE NATIONAL MUNICIPAL INCOME TRUST (the “Acquired Fund”) and EATON VANCE MUNICIPAL INCOME TRUST (the “Acquiring Fund”)

PROSPECTUS for Common Shares and Auction Preferred Shares, Series C, of the Acquiring Fund

255 State Street Boston, Massachusetts 02109

     We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Joint Special Meeting of holders of common shares and action preferred shares (“APS”) of the Acquired Fund and holders of common shares of the Acquiring Fund (the “Special Meeting”) to be held on March 27, 2009 (the “Meeting Date”) at 1:30 p.m., Eastern time, at Two International Place, Boston, MA 02110. This document is both the Proxy Statement of each Fund and a Prospectus for the Acquiring Fund. (The Acquired Fund and the Acquiring Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds”). Each Fund is a Massachusetts business trust registered as a closed-end management investment company. A proxy is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or via the Internet. The proxy is solicited on behalf of the Board of Trustees of each Fund.

     This Proxy Statement/Prospectus relates to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A. The Plan provides as follows:

  In the Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund;
  The Acquiring Fund will issue common shares to the Acquired Fund equal in value to the net assets of the Acquired Fund attributable to its common shares immediately prior to the Reorganization;
  The Acquiring Fund will issue an additional series of APS to the Acquired Fund with an aggregate liquidation preference equal in value to the aggregate liquidation value of the Acquired Fund APS immediately prior to the Reorganization;
  The Acquired Fund will distribute the Acquiring Fund common shares so received to its common shareholders in proportion to their holdings immediately prior to the Reorganization;
  The Acquired Fund will distribute the Acquiring Fund APS so received to its APS holders in proportion to their holdings immediately prior to the Reorganization. As described in greater detail in this Proxy Statement/Prospectus, the terms of the Acquiring Fund APS received by Acquired Fund APS holders in the Reorganization will be the same as that of the Acquired Fund APS held immediately prior to the Reorganization;
  The Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law; and
  After the Reorganization, the Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement/ Prospectus.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “EVN” and will continue to be so listed after the Reorganization. The common shares of the Acquired Fund are listed on the NYSE Alternext US stock exchange (formerly, the American Stock Exchange) under the ticker symbol “FEV.” The Reorganization is conditioned upon the Acquiring Fund APS issued in the Reorganization

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receiving a rating of AAA from Standard & Poor’s Rating Group (“S&P”). Reports, proxy statements and other information concerning the Acquiring Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005, and concerning the Acquired Fund may be inspected at the offices of the NYSE Alternext US, 11 Wall Street, New York, NY 10005.

As described in the Proxy Statement/Prospectus, in approving the Reorganization, the Board of Trustees of each Fund determined that the Reorganization is in the best interest of each Fund and that no dilution will occur as a result of the Reorganization. In reaching this determination, each Board considered, among other things, the identical nature of the Funds’ investment objectives, policies, restrictions and risk profiles, the lower total operating expenses that would be realized by common shareholders after the Reorganization, the economies that would be realized by allocating Fund expenses over a larger asset base after the Reorganization, and that the Reorganization is expected to be tax-free to the Funds and their shareholders, as well as other factors.

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, [_____________________________], [______________________________], or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about January [   ], 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on January 23, 2009 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Holders of common shares and APS of the Acquired Fund and holders of common shares of the Acquiring Fund at the close of business on the Record Date will be entitled to one vote for each such share held.

This Proxy Statement/Prospectus sets forth concisely the information that you should know before voting. You should read and retain this Proxy Statement/Prospectus for future reference. To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time.

The following documents are on file with the Securities and Exchange Commission (“SEC”) or are available for no charge by calling Eaton Vance Management at 1-800-262-1122. The documents are incorporated by reference (and therefore legally part of) this Proxy Statement/Prospectus.

  The Acquiring Fund’s annual report to shareholders dated November 30, 2008
  The Acquired Fund’s annual report to shareholders dated November 30, 2008
  A Statement of Additional Information dated January [ ], 2009 that relates to this Proxy Statement/Prospectus and the Reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is January [ ], 2009.

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TABLE OF CONTENTS

PROPOSAL 1: APPROVE AGREEMENT AND PLAN OF REORGANIZATION	1
PROPOSAL 2: APPROVE ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES	3
SUMMARY	4
COMPARISON OF THE FUNDS: INVESTMENT OBJECTIVES AND POLICIES	5
RISK FACTORS AND SPECIAL CONSIDERATIONS	9
FEES AND EXPENSES FOR COMMON SHAREHOLDERS OF THE FUNDS	13
CAPITALIZATION	15
PAST PERFORMANCE OF EACH FUND	15
INFORMATION ABOUT COMMON SHARES OF THE FUNDS	16
INFORMATION ABOUT APS	18
U.S. FEDERAL INCOME TAX MATTERS	21
GOVERNING LAW	22
CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST	22
FINANCIAL HIGHLIGHTS	24
SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	25
TAX STATUS OF THE REORGANIZATION	26
MANAGEMENT OF THE FUNDS AND FUND SERVICE PROVIDERS	28
REQUIRED VOTE AND OTHER INFORMATION ABOUT THE MEETING	30
OWNERSHIP OF SHARES	33
EXPERTS	33
AVAILABLE INFORMATION	34
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: ADDITIONAL INFORMATION ABOUT APS	B-1
APPENDIX C: DIVIDEND REINVESTMENT PLANS	C-1
APPENDIX D: CERTAIN U.S. TAX CONSEQUENCES	D-1
APPENDIX E: FINANCIAL HIGHLIGHTS	E-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

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PROPOSAL 1 APPROVE AGREEMENT AND PLAN OF REORGANIZATION (Acquired Fund Shareholders Only)

     The Board of each Fund, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), unanimously approved the Plan for the Reorganization of the Acquired Fund into the Acquiring Fund. If the shareholders of the Acquired Fund approve the Agreement and Plan of Reorganization, and the common shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund (as described in Proposal 2 below), then the Acquiring Fund common shares and the Acquiring Fund APS will be issued to the holders of common shares and APS, respectively, of the Acquired Fund in exchange for substantially all of the assets of the Acquired Fund and the assumption of substantially all of the liabilities of the Acquired Fund. The Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate NAV of the Acquiring Fund common shares received in the Reorganization will equal the aggregate NAV of the Acquired Fund common shares held immediately prior to the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Acquired Fund APS held immediately prior to the Reorganization. The terms of the Acquiring Fund APS received in the Reorganization will be the same as that of the APS held immediately prior to the Reorganization. It is expected that the Acquiring Fund APS issued in the Reorganization will receive a rating of AAA from S&P.

     The Reorganization seeks to combine two Funds with identical objectives and policies to achieve certain economies of scale and other operational efficiencies. The Reorganization has been considered by the Board of Trustees of each Fund. In reaching the decision to recommend that the shareholders of the Acquired Fund vote to approve the Reorganization, the Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the following:

Elimination of Florida Intangibles Tax. Prior to January 1, 2007, the State of Florida imposed an “intangibles tax” on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida municipal obligations were exempt from this tax. The repeal of the Florida state intangibles tax in 2007 reduced the attractiveness of Florida bonds to investors formerly subject to the intangibles tax. Accordingly, the Board revised the Acquired Fund’s investment policies to eliminate the requirement that the Acquired Fund invest primarily in securities exempt from the Florida state intangibles tax, eliminated its investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities, and changed its name to “Eaton Vance Florida Plus Municipal Income Trust” from “Eaton Vance Florida Municipal Income Trust,” in effect transforming the Fund into a national municipal bond fund. On June 19, 2008, the Acquired Fund changed its name from “Eaton Vance Florida Plus Municipal Income Trust” to its present name to reflect its increased exposure to municipal obligations of issuers outside the State of Florida. Given the substantial similarities between the Acquired Fund and the Acquiring Fund and the expected benefits from combining the Funds, the Board now believes it would be in the best interest of the Acquired Fund to reorganize into the Acquiring Fund.

Continuity of Objectives, Restrictions and Policies. The Acquired Fund and the Acquiring Fund have identical investment objectives, policies, restrictions and risk profiles. Each Fund invests primarily in municipal obligations exempt from federal income taxes. As a result of the Reorganization, the Acquired Fund common shareholders would be invested in a more diversified portfolio and their exposure to Florida obligations would decrease further.

Lower Fund Expenses. The annual advisory and administrative fee rates for both Funds are 0.70% and 0.20%, respectively, of average weekly gross assets. However, the Acquiring Fund has a lower total expense ratio than the Acquired Fund due to its larger size,1 and after the Reorganization the Acquired Fund’s former common shareholders would realize an immediate decrease in Fund expenses.

Possible Reduction or Elimination of Trading Discounts to Net Asset Value per Share; Exchange Listing.  Historically, the Acquiring Fund’s common shares generally have traded at a smaller discount or a greater premium to NAV than has been the case for the Acquired Fund’s common shares. While it is not possible to predict trading levels at the time the Reorganization closes, a significant reduction or elimination of the Acquired Fund’s trading discount would be in the best interests of the Acquired Fund’s common shareholders and would be consistent with historical differences in the trading trends of the Acquired Fund’s shares as compared to trading in the Acquiring Fund’s shares. There can be no assurance, however, that after the Reorganization, the common shares of the combined fund (the “Combined Fund”) will trade at a premium to NAV, or at a smaller discount to NAV than is currently the case for the Acquired Fund’s common shares. While the Acquired Fund common shares trade on the NYSE Alternext US and the Acquiring Fund common shares trade on the NYSE, moving to the NYSE is not expected to have a substantive impact on the former common shareholders of the Acquired Fund.

Better Relative Investment Performance. Assuming the Reorganization occurred on November 3, 2008, the Acquired Fund’s yield on common shares would have increased while the Acquiring Fund’s yield on common shares would have remained substantially unchanged. The Acquiring Fund’s total return at NAV for the three-year, five-year and life-of-fund period ended October 31, 2008 exceeded that of the Acquired Fund. The Acquired Fund outperformed the Acquiring Fund for the one-year period ended October 31, 2008.

No Effect on APS Holders. While it is not anticipated that the Reorganization will directly benefit holders of either Fund’s APS, the Reorganization will not materially adversely affect holders of either Fund’s APS. As discussed below in greater detail, since mid-February 2008 the market for APS has become generally illiquid and many investors have not been able to sell their securities through the auction process. See “Risk Factors and Special Considerations — Special Risks Related to APS — Auction Risk.” The Reorganization is not expected to have any effect on the market for the Funds’ APS.

No Dilution. After the Reorganization, each former common shareholder of the Acquired Fund will own common shares of the Acquiring Fund equal to the aggregate value of his or her shares of the Acquired Fund immediately prior to the Reorganization. Because shares of the Acquiring Fund will be issued at NAV in exchange for the assets of the Acquired Fund, that, net of the liabilities of the Acquired Fund assumed by the Acquiring Fund, will equal the aggregate value of those shares, the Acquiring Fund’s NAV will be unchanged. Thus, the Reorganization will not result in any dilution to shareholders.

No Tax Consequences. The Acquired Fund is expecting to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. Acquired Fund shareholders are not expected to recognize a taxable gain or loss on the receipt of shares of the Acquiring Fund in liquidation of their interest in the Acquired Fund. Their tax basis in the Acquired Fund shares received in the Reorganization will be the same as their tax basis in their Acquired Fund shares, and the tax holding period will be the same. The Acquiring Fund tax basis for the assets received in the Reorganization will be the same as the Acquired Fund’s basis immediately before the Reorganization, and the Acquiring Fund’s tax holding period for those assets will include the Acquired Fund’s holding period. Furthermore, it is not anticipated that the Reorganization will preclude utilization of any of the capital loss carryovers of either Fund.

Economies of Scale and Other Potential Benefits. A Combined Fund would offer economies of scale that may lead to lower per share expenses for common shareholders. Such economies may be realized with respect to exchange listing fees, printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. In addition, the greater asset size of the Combined Fund may result in greater trading flexibility for the Combined Fund, as well as allowing it to enter large block trades, obtain better net prices on

1 As of October 31, 2008, the Acquiring Fund had total net assets of approximately $271.9 million and the Acquired Fund had total net assets of approximately $61.9 million.

securities trades, enter into transactions unavailable to a smaller fund, and achieve greater diversification of portfolio holdings.

Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization to be borne by the Funds’ common shareholders. The Acquired Fund will bear its own costs of the Reorganization, including legal costs, costs associated with the solicitation of its shareholders and costs associated with the issuance of new APS, estimated to be approximately $180,000. The Acquiring Fund will also bear its own costs of the Reorganization, including legal costs and costs associated with the solicitation of its common shareholders, estimated to be approximately $260,000.

Effect on Eaton Vance. After the reorganization, because the Funds have identical advisory and administrative fees, the Funds’ investment adviser, Eaton Vance Management (“Eaton Vance,” or the “Adviser”) will continue to collect advisory and administrative fees on the Acquired Fund’s assets acquired by the Acquiring Fund at the current rates.

The Board of the Acquired Fund recommends that shareholders of the Acquired Fund approve the Fund’s proposed Reorganization at the Special Meeting to be held on March 27, 2009. Shareholder approval of the Reorganization requires, with respect to the Acquired Fund, the vote of the holders of at least a majority of the common shares and APS, voting together. Subject to the requisite approval of the shareholders of each Fund as described in this Proposal and Proposal 2 below, it is expected that the closing date of the Reorganization will be on the most practicable Acquired Fund APS dividend payment date following the shareholders’ meeting.

PROPOSAL 2

APPROVE ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES (Acquiring Fund Common Shareholders Only)

     In connection with the proposed Reorganization described above under "Proposal 1: Approve Agreement and Plan of Reorganization," the Acquiring Fund will issue additional Acquiring Fund common shares and list such shares on the NYSE. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares in connection with the Reorganization.

     As described in greater detail under Proposal 1, the Reorganization seeks to combine two substantially similar Funds to achieve certain economies of scale and other operational efficiencies. The Reorganization has been considered by the Board of Trustees of each Fund. In reaching the decision to recommend that the shareholders of the Acquiring Fund vote to approve the issuance of additional Acquiring Fund common shares in connection with the Reorganization, the Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interests of the Acquiring Fund’s shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof.

     In making this determination, the Trustees considered a number of factors, including those described above under Proposal 1. In particular, the Trustees considered that:

  Lower Fund Expenses. The Acquiring Fund is expected to benefit from a reduced annual operating expense ratio as a result of the Reorganization.
  No Dilution. The aggregate NAV of the Acquiring Fund’s common shares issued in the Reorganization will equal the aggregate NAV of the Acquired Fund’s common shares held immediately prior to the Reorganization (though Acquired Fund shareholders may receive cash for their fractional shares).
  Accordingly, the Reorganization will result in no reduction of the NAV of the Acquiring Fund commonshares.
  No Tax Consequences. No gain or loss is expected to be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund tax basis for the assets received in the Reorganization will be the same as the Acquired Fund’s basis immediately before theReorganization, and the Acquiring Fund’s tax holding period for those assets will include the AcquiredFund’s holding period. Furthermore, it is not anticipated that the Reorganization will preclude utilizationof any of the capital loss carryovers of either Fund.
  Economies of Scale and Other Potential Benefits. The greater asset size of a Combined Fund would offer economies of scale that may lead to lower per share expenses for common shareholders of the Acquiring Fund and may result in greater trading flexibility for the Fund.
  Continuity of Objectives, Restrictions and Policies. The Acquiring Fund will continue to operate as a registered closed-end investment company with the same investment objective, policies, restrictions and risk profiles as described in this Proxy Statement/Prospectus, but with the benefits described above.

The Board of the Acquiring Fund recommends that you vote FOR the issuance of additional Acquiring Fund common shares in connection with the Reorganization at the Special Meeting to be held on March 27, 2009.

Shareholder approval of the issuance of additional Acquiring Fund common shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that a majority of Acquiring Fund common shareholders are present in person or by proxy at the meeting. Subject to the requisite approval of the shareholders of each Fund as described in this Proposal and Proposal 1 above, it is expected that the closing date of the Reorganization will be on the most practicable Acquired Fund APS dividend payment date following the shareholders’ meeting.

SUMMARY

Comparison of the Funds. The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety to the more complete information contained herein and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Investment Objectives and Policies. Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. During normal market conditions, at least 80% of each Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax (“municipal obligations” or “municipal bonds”). At least 65% of each Fund’s total assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by either S&P or by Fitch Ratings (“Fitch”)), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. Each Fund may invest up to 35% of its total assets in municipal obligations rated below investment grade and unrated municipal obligations considered to be of comparable quality by Eaton Vance, except that no more than 30% of total assets may be rated lower than B. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index, including financials futures contracts and related options, interest rate swaps and forward rate contracts. Each Fund also may invest in residual interests of a trust (the “trust”) that holds municipal securities (“tender option bonds” or “TOBs”). The trust will also issue floating rate notes to third parties that may be senior to a Fund’s residual interest (“inverse floaters”). See “Tender option bonds (‘TOBs’)” in the table following “Comparison of the Funds: Investment Objectives and Policies” below. Each Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes or as a substitute for the purchase of securities.

Purchase and Sale of Fund Shares. Purchase and sale procedures for the common shares and APS of each Fund are identical, except that common shares of the Acquired Fund are traded on the NYSE Alternext US stock exchange while common shares of the Acquiring Fund are traded on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the applicable stock exchange, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. When initially offered, it was contemplated that each Fund’s APS would be purchased and sold at separate auctions conducted on a regular basis

(unless a Fund elects, subject to certain conditions, to declare a special dividend period). However, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) have been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will not resume normal functioning.

Unsuccessful auctions are not a default and the Funds have continued to pay dividends to all APS holders. As described in greater detail below, in the absence of a functioning auction, the dividend rate payable on outstanding APS is set at a specified applicable maximum rate as determined by the Fund By-laws. While broker-dealers may maintain a secondary trading market in APS outside of auctions, historically they have not done so. The broker-dealers have no obligation to make a secondary market in APS outside of the auction and there can be no assurance that a secondary market for APS will develop or, if it does develop, that it will provide holders with liquidity of investment. Eaton Vance has been closely monitoring developments in the APS market and has engaged in a variety of efforts to restore liquidity to APS holders of the Funds and other closed-end funds sponsored by Eaton Vance. With respect to the Funds, a portion of their outstanding APS recently was redeemed with replacement financing consisting of tender option bonds.

Redemption Procedures. Redemption procedures for the Acquired Fund and Acquiring Fund are also similar. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof. Each Fund’s ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements and by the rating agency rating the APS. Although neither Fund will ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet the rating agency’s guidelines in a timely manner. See “Additional Information About APS — Redemption — Mandatory Redemption.” A Fund may voluntarily redeem APS in certain circumstances. See “Additional Information About APS — Redemption — Optional Redemption” in Appendix B, which provides additional information about purchases and sales of APS.

Comparison of the Funds: Investment Objectives and Policies

The investment objectives, investment policies and risks of each Fund are substantially identical. During normal market conditions, at least 80% of each Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax. Set forth below is a comparison of the Funds, including their investment objectives, policies and other pertinent factors.

	Acquired Fund	Acquiring Fund

Business	Diversified, closed-end management investment company organized as a Massachusetts business trust.

Investment	To provide current income exempt from federal income tax.
objective

Net assets	$37.5 million	$140.2 million
attributable to
common shares as
of November 30,
2008

Listing (common	NYSE Alternext US (ticker symbol “FEV”)	NYSE (ticker symbol “EVN”)
shares)

	Acquired Fund	Acquiring Fund

Rating of APS	One series, rated AAA by S&P	Two series, rated AAA by S&P

Fiscal year end	November 30

Investment	Eaton Vance
adviser

Portfolio manager	Thomas M. Metzold, CFA

Mr. Metzold joined Eaton Vance as a high yield municipal bond analyst in 1987 and a portfolio manager since 1991. He is a Vice President of Eaton Vance and Boston
Management and Research, an affiliate of Eaton Vance (“BMR”).

Primary	Each Fund invests substantially (at least 80%) in municipal obligations, which includes bonds,
investments	notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer’s counsel (or on the basis of other reliable authority), exempt from federal income tax.

Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state’s legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

Investment	During normal market conditions, at least 65% of each Fund’s total assets will normally be
strategy	invested in municipal obligations rated at least investment grade at the time of investment
(Baa or higher by Moody’s or BBB or higher by S&P or Fitch), or, if unrated, determined by
Eaton Vance to be of at least investment grade quality. Each Fund may invest up to 35% of its total assets in municipal obligations rated below investment grade and unrated municipal obligations considered to be of comparable quality by Eaton Vance, except that no more than
30% of total assets may be rated lower than B.

The foregoing credit quality policies apply only at the time a security is purchased, and neither
Fund is required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by rating agencies. Although Eaton Vance considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by rating agencies. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

	Acquired Fund	Acquiring Fund

Tender option	Each Fund may invest in residual interests of a trust (the “trust”) that holds municipal
bonds (“TOBs”)	securities (“tender option bonds”). The trust will also issue floating rate notes (“Floating Rate
Notes”) to third parties that may be senior to a Fund’s residual interest. A Fund receives interest payments on TOBs that bear an inverse relationship to the interest rate paid on the
Floating Rate Notes (“inverse floaters”). Typically, a Fund will sell a municipal bond to the trust to create the TOB. Each Fund may use the proceeds of such sale for investment purposes, and may invest in TOBs to finance APS redemptions. As a result of Financial
Accounting Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the
Floating Rate Note holders may be reflected as income in a Fund’s financial statements with an offsetting expense for the interest paid by the trust to the Floating Rate Note holders. The
Fund will hold the TOB residuals and may use the proceeds of the sale of TOB floaters for investment purposes. Each Fund may do so to create investment leverage and replace all or a portion of its outstanding APS. See “Leverage” below. The TOB floaters are subject to a liquidity backstop financing facility provided by a major financial institution.

Leverage	Each Fund uses leverage created by issuing APS and investing in TOBs, as described above, to seek opportunities for increased net income. The use of leverage involves special risks.
See “Leverage Risk” under “Risk Factors and Special Considerations” below.

Municipal leases	Each Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by the state or local government to acquire equipment and facilities.

Investment	Each Fund may purchase common shares of closed-end investment companies that have
companies	similar investment objectives and policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as a Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that a Fund will incur indirectly.

Illiquid securities	At times, a substantial portion of each Fund’s assets may be invested in securities for which there is no readily available trading market or are subject to restrictions on resale, which includes residual interest municipal bonds.

When-issued	Each Fund may purchase securities on a “when-issued” basis, which means that payment and
purchases	delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what a Fund agreed to pay for them. A Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Zero-Coupon	Zero-coupon bonds are issued at a significant discount from face value and pay interest only at
Bonds	maturity rather than at intervals during the life of the security. These bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Fund is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute substantially all of its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

	Acquired Fund	Acquiring Fund

Active trading	Each Fund’s portfolio manager makes portfolio adjustments that reflect the Fund’s investment strategy but does not trade securities for the Fund for the purpose of seeking short-term profits. However, if a Fund is required to sell assets to effect mandatory redemptions to repurchase common shares, or APS, the Fund’s portfolio turnover may be higher than would otherwise be the case.

The portfolio turnover rate for the Acquired Fund for the fiscal year ended November 30,
2008 was ___% and the portfolio turnover rate for the Acquiring Fund for the same period was ___%.

Futures and	Each Fund may purchase and sell various kinds of financial futures contracts and options
related options	thereon to seek to hedge against changes in interest rates or for other risk management purposes or as a substitute for the purchase of securities. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the
Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Fund’s initial investment in these contracts. A Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance’s use of futures will be advantageous to a Fund. Distributions by a Fund of any gains realized on the
Fund’s transactions in futures and options on futures will be taxable. Rating agency guidelines on each Fund’s APS limit use of these transactions.

Interest rate swaps	Interest rate swaps involve the exchange by a Fund with another party of their respective
and forward rate	commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating
contracts	rate payments. Each Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.
The net amount of the excess, if any, of each Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. Each Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Insured	Each Fund may purchase municipal bonds that are additionally secured by insurance, bank
Obligations	credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s current yield. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s shares. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims-paying ability is downgraded by a rating agency, the value of such security may be affected.

	Acquired Fund	Acquiring Fund

Borrowings	Current S&P rating guidelines prohibit the Funds from borrowing money, except for purpose of clearing transactions in portfolio securities, unless S&P has advised the Fund in writing that any such action would not adversely affect the then-current rating of the APS by S&P.

Risk Factors and Special Considerations

The risk factors and other special considerations for investing in each Fund are set forth below. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because each Fund, under normal market conditions, invests a substantial amount of its assets in municipal bonds, any risks inherent in such investments are equally applicable to each Fund and will continue to apply to the Combined Fund after the Reorganization. Risks that are unique to a particular Fund are indicated as such below. The Reorganization itself is not expected to adversely affect the rights of shareholders of either of the Funds or to create additional risks.

Credit Risk. Credit risk is the risk that one or more municipal obligations in a Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. Changes in the credit quality of the issuers of municipal obligations held by a Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by rating agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Fund’s investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s NAV or dividends. Securities rated Baa or BBB are considered investment grade but they also may have some speculative characteristics. As indicated above, each Fund may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of its total assets, lower than B by all rating agencies rating the obligation) and comparable unrated obligations. Such obligations, commonly called “junk bonds,” will have speculative characteristics in varying degrees and are more volatile than higher rated obligations. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. It may also be more difficult to value certain lower rated obligations because of the inability (or perceived inability) of the issuer to make interest and principal payments. When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the Adviser’s credit analysis than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, Eaton Vance will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses. Further, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. To the extent that there is no established retail market for some of the lower grade municipal securities in which each Fund may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal securities held in a Fund’s portfolio, valuing such securities becomes more difficult. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

Municipal obligations held by each Fund that are of below investment grade quality but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by Eaton Vance to be of investment grade quality for purposes of each Fund’s investment policies. Each Fund may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by Eaton Vance. In the case of a defaulted obligation, each Fund may incur additional expense seeking recovery of its investment.

Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not reply primarily on the ratings assigned by the rating services. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Credit quality in the sectors of the market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security.

If a rating agency lowers its rating of municipal obligations in a Fund’s portfolio, the value of those municipal obligations could decline, which could also jeopardize the rating agency’s rating of the APS. Because the primary source of income for each Fund is the interest and principal payments on the municipal obligations in which it invests, any default by an issuer of a municipal obligation could also have a negative impact on a Fund’s ability to pay dividends on the APS and could result in the redemption of some or all of the APS. See also “Municipal Bond Insurer Risk” below.

Each Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Interest Rate Risk. If long-term rates rise, the value of each Fund’s investment portfolio will decline, also reducing the amount of assets serving as asset coverage for each Fund’s APS. APS pay dividends based on short-term interest rates, and uses the proceeds to buy municipal obligations, which pay interest based on longer-term yields. Longer-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from each Fund’s entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed a Fund’s net portfolio income before that Fund’s ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of each Fund’s investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

Market Risk. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest bonds are held by a Fund. To the extent the Fund invests in a portfolio of longer-term securities it will be subject to greater market risk than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because each Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

Income Risk. The income investors receive from a Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If long-term interest rates drop, a Fund’s income available over time to make dividend payments with respect to APS could drop as well if the Fund purchases securities with lower interest coupons.

Call and Other Reinvestment Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of common shares. Similar risks exist when a Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.

Liquidity Risk. At times, a substantial portion of each Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Eaton Vance believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. These include residual interest municipal bonds. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and distributions thereon can decline.

Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal obligations in each Fund’s portfolio is generally less than for corporate equities or bonds, and the investment performance of each Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or taxable bond fund.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, each Fund could experience delays in collecting principal and interest to which it is entitled. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, each Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Municipal Bond Insurer Risk. In the event that any rating agency (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it could negatively impact the value of obligations insured by such insurer. In addition, to the extent a Fund obtains separate insurance on an issuer (“Portfolio Insurance”), the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. Neither Fund expects these guidelines to prevent Eaton Vance from managing a Fund’s portfolio in accordance with that Fund’s investment objective and policies.

Risks Associated with TOBs. TOBs involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the Floating Rate Note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. TOBs have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While TOBs expose a Fund to leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

Leverage Risk. Each Fund intends to use leverage to provide the holders of common shares with a potentially higher return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks, including the likelihood of greater volatility of NAV and the return to common shareholders. The use of leverage through issuance of APS by a Fund creates an opportunity for increased net income, but, at the same time, creates special risks. Such leverage creates risk for holders of common shares, including the likelihood of greater volatility of NAV and market price of the APS Shares and the risk that fluctuations in dividend rates on APS shares may affect the return to common shareholders. APS dividends are based on the yields of short-term municipal obligations, while the proceeds of each Fund’s offering are invested in longer-term municipal obligations, which typically have higher yields. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While a Fund has APS outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution.

In addition, under current federal income tax law, each Fund is required to allocate a portion of any net realized capital gains or other taxable income to APS holders. The terms of each Fund’s APS require the Fund to pay to any APS holders additional dividends intended to compensate the APS holders for taxes payable on any capital gains or other taxable income allocated to APS. Any such additional dividends will reduce the amount available for distribution to common shareholders. The fee paid to Eaton Vance is calculated on the basis of a Fund’s gross assets, including proceeds from the issuance of APS and certain other indebtedness, so the fees will be higher when leverage is utilized. As noted above, investing in tender option bonds also creates leverage in the Funds.

Concentration Risk. Each Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same state (or U.S. territory) or in the same economic sector, such as revenue obligations of health care facilities or hospitals, airport revenue obligations or industrial development bonds. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.

Special Risks relating to APS. Since mid-February 2008 existing markets for APS have become generally illiquid and investors have not been able to sell their securities through the regular auction process. There currently is no established secondary market for APS and, in the event a secondary market develops, an APS holder may receive less than the price paid for APS. A rating agency could downgrade the rating assigned to APS, which could affect liquidity if the auction market is otherwise functioning. A Fund may be forced to redeem APS to meet regulatory or rating agency requirements or may voluntarily redeem APS in certain circumstances. In certain circumstances, a Fund may not earn sufficient income from its investments to pay dividends on APS. If long-term interest rates rise, the value of a Fund’s investment portfolio generally will decline, reducing the asset coverage for APS. As a result of the current disruption in the APS auction market, brokerage firms may mark down the value of APS held in their clients’ accounts to reflect a liquidity discount from the liquidation preference.

Auction Risk. Since February 13, 2008, and consistent with the patterns in the broader market for auction rate securities, APS auctions of the Funds have been unsuccessful due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates on the APS have been and continue to be reset to the maximum applicable rates as required by each Fund’s By-laws. When auctions for APS are functioning, the dividend rate for APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction is also intended to provide liquidity for the sale of APS. Also, if an APS holder places hold orders

(orders to retain shares) at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, the holder will not retain your APS. Additionally, if an investor buys APS or elects to retain APS without specifying a dividend rate below which the investor would not wish to buy or continue to hold those APS, the investor could receive a lower rate of return on the APS than the market rate. Finally, the dividend period for APS may be changed by a Fund, subject to certain conditions with notice to the holders of APS, which could also affect the liquidity of your investment.

Secondary Market Risk. There is currently no established secondary market for APS and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If a Fund has designated a “Special Dividend Period” (a dividend period of more than 7 days), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). APS are not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during dividend periods between one and five years (a “Long Term Dividend Period”), likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

Ratings and Asset Coverage Risk. Each Fund’s APS have been rated AAA by S&P. Such ratings do not eliminate or necessarily mitigate the risks of investing in APS. S&P could downgrade its rating of the APS or withdraw its rating at any time, which may negatively affect APS. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. A Fund is required to redeem APS under certain circumstances to the extent necessary to meet asset coverage tests.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of each Fund’s common shares and APS, both by the 1940 Act and by requirements imposed by a rating agency, might impair a Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

Fees and Expenses for Common Shareholders of the Funds

The tables below are intended to provide a comparison of the fees and expenses of the Funds and the Combined Fund. The purpose of the tables is to assist common shareholders in understanding the various costs and expenses that they are expected to bear directly or indirectly as common shareholders of the Combined Fund following the Reorganization. The tables set forth:

(i)	the fees, expenses and distributions to holders of APS paid by the Acquired Fund common shareholders for the fiscal year ended November 30, 2008;

(ii)	the fees, expenses and distributions to holders of APS paid by the Acquiring Fund common shareholders for the fiscal year ended November 30, 2008; and

(iii)	the pro forma fees, expenses and distributions to holders of APS that would have been paid by the Combined Fund common shareholders for the fiscal year ended November 30, 2008, assuming the Reorganization had been completed at the beginning of the period.

As the tables indicate, the pro forma total annual expenses of the Combined Fund would have been lower than each Fund’s total annual expenses over the same period.

The following tables show each Fund’s expenses as a percentage of net assets attributable to common shares and reflect the APS outstanding as of November 30, 2008 in an amount equal to 43.9% of the Acquired Fund’s total assets, 35.0% of the Acquiring Fund’s total assets, and 42.2% of the Combined Fund’s total assets assuming the Reorganization occurred on November 30, 2008. The tables also reflect interest expense relating to the Floating Rate Notes held by third parties and issued in conjunction with each Fund’s TOBs during the period. TOBs are described above under “Comparison of the Funds: Investment Objectives and Policies.” In connection with its TOBs, each Fund also records offsetting interest income in an amount equal to the stated interest expense and, as a result, NAV and performance are not affected by this expense.

	ACTUAL		PRO FORMA

	Acquired Fund	Acquiring Fund	Combined Fund

Common Shareholder Transaction Expenses(1)
Sales Load (as a percentage of offering price)	None(2)	None(2)	None(2)
Dividend Reinvestment Plan Fees	None(3)	None(3)	None(3)

	ACTUAL
	Percentage of Net Assets
	Attributable to Common Shares(1)		PRO FORMA

(Unaudited)	Acquired Fund	Acquiring Fund	Combined Fund

Annual Expenses (as a percentage of net assets
attributable to common shares)
Management Fee(4)	1.47%	1.44%	1.45%
Other Expenses(5) (total including Interest Expense)(6)	1.06%	1.11%	1.04%
Interest Expense	0.52%	0.72%	0.68%
Other Expenses (excluding Interest Expense)	0.54%	0.39%	0.36%
Total Annual Fund Operating Expenses	2.53%	2.55%	2.49%

Dividends on APS(7)	0.57% (8)	0.80% (9)	0.75%(10)

Total Annual Fund Operating Expenses and Dividends
on APS	3.10%	3.35%	3.24%

Total Annual Fund Operating Expenses
(excluding Interest Expense and Dividends on APS)	2.01%	1.83%	1.81%

(1)	No expense information is presented with respect to APS because holders of APS do not bear any transaction or operating expenses of either Fund.

(2)	Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(3)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(4)	As a percentage of net assets attributable to common shares. The investment advisory fee is calculated at an annual rate of 0.70% of average weekly gross assets and the administration fee at an annual rate of 0.20% of average weekly gross assets; gross assets of each Fund are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund and the amount of any outstanding APS.

(5)	Certain other transaction expenses relating to the Reorganization are not reflected in “Other Expenses” including, but not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; expenses incurred in connection with the preparation of the Plan and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Non-recurring legal fees are also excluded. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Boards agreed that the Acquired Fund will bear its own costs of the Reorganization, including legal costs, costs associated with the solicitation of its shareholders and costs associated with the issuance of new APS, and the Acquiring Fund will bear its own costs of the Reorganization, including legal costs and costs associated with the solicitation of its common shareholders.

(6)	As described above the tables, interest expense relates to Floating Rate Notes held by third parties in conjunction with TOB transactions by the Fund. Each Fund also records offsetting interest income in an amount equal to this expense, and as a result net asset value and performance have not been affected by this expense.

(7)	As provided by each Fund’s By-Laws, the dividend rate on APS when APS auctions do not clear is the maximum applicable rate prescribed by the By-Laws. As noted above, APS auctions have not functioned properly since mid-February 2008. The maximum applicable rate for each Fund’s APS equals 110% of the greater of the (1) applicable AA financial composite commercial paper rate or (2) applicable taxable equivalent of the short term municipal obligation rate. If a dividend includes net capital gain or other taxable income, the maximum applicable rate is 150% of the (1) applicable AA financial composite commercial paper rate or (2) applicable taxable equivalent of short term municipal obligation rate. See “Risk Factors and Special Considerations - Special Risks relating to APS - Auction Risk” Above.

(8)	Reflects the dividend rate on APS in effect on November 30, 2008 of 1.597%.

(9)	Reflects a blended dividend rate on all APS series in effect on November 30, 2008 of 1.581%.

(10)	Reflects a dividend rate on APS in effect on November 30, 2008 of 1.583%. Such rate is an estimate and may differ based on varying market conditions that may exist when the Reorganization is consummated.

Example. The following example is intended to help you compare the costs of investing in the Combined Fund pro forma after the Reorganization with the costs of investing in the Acquired Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment in common shares, assuming: (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10; (ii) dividends on APS as set forth in the table above; and (iii) a 5% annual return throughout the period. Figures have been adjusted to reflect the APS dividend rates at November 30, 2008 described in footnotes (8), (9) and (10) above.

(Unaudited)
	1 Year	3 Years	5 Years	10 Years

Acquired Fund	$313	$957	$1,625	$3,411
Acquiring Fund	338	1,030	1,745	3,640
Pro Forma – Combined Fund	327	998	1,693	3,540

The Example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Capitalization

With respect to the proposal, the following table sets forth the capitalization of each Fund as of November 30, 2008, and the pro forma combined capitalization of the Combined Fund as if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization had taken place on November 30, 2008:

	ACTUAL		PRO FORMA*
(Unaudited)	Acquiring Fund	Acquired Fund	Combined Fund

Net assets consist of (amounts in thousands):
Common shares (par value of $0.01 per
share)*	$37,472,156	$140,253,643	$177,285,798
Number of common shares	4,257,408	17,292,177	21,898,535
Net asset value per share	$8.80	$8.11	$8.10
APS (including Accrued Dividends)	$20,152,642	$109,868,987	$130,021,629

* Pro Forma Combined Fund figures include combined estimated Reorganization expenses to the Acquiring Fund of $260,000 and to the Acquired Fund of $180,000.

Past Performance of Each Fund

As shown in the table below, while the performance of the Funds at NAV is similar, the performance of the Acquired Fund at NAV exceeded that of the Acquiring Fund for the one year, three year, and life-of-fund periods ended November 30, 2008. The performance of the Acquiring Fund at NAV exceeded that of the Acquired Fund for the five year period ended November 30, 2008. Each Fund’s performance at market price may differ from its results at NAV, as demonstrated below. The Acquiring Fund has outperformed the Acquired Fund at market price for the one year, three year, five year and life-of-fund periods. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions.

Total Returns at 11/30/2008	Acquired Fund		Acquiring Fund

	NAV	Market Price	NAV	Market Price
1 year	-36.71%	-36.32%	-39.72%	-32.13%
3 years	-12.08	-14.25	-12.54	-12.31
5 years	-5.47	-8.02	-4.35	-5.44
Life of Fund*	0.48	-0.95	0.45	0.87

*Each Fund commenced operations on January 29, 1999.

Market Yields at 11/30/2008		Acquired Fund	Acquiring Fund

Market Yield(1)		9.11%		9.94%
Tax-Equivalent Market Yield(2)		14.02		15.29

[1]	A Fund’s market yield is calculated by dividing the last dividend paid per common share during the period by the share price at the end of the last business day of the period (November 28, 2008) and annualizing the result.

[2]	Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

Information About Common Shares of the Funds

The outstanding common shares of each Fund are fully paid and nonassessable by the Fund (except as described under “Governing Law” below). The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable. Set forth below is information about each Fund’s common shares as of November 30, 2008.

Title of Class	Number of Shares

Acquired Fund common shares	4,257,407.961
Acquiring Fund common shares	17,292,177.000

Purchase and Sale. Purchase and sale procedures for the common shares of each of the Funds are identical, except that common shares of the Acquired Fund are traded on the NYSE Alternext US stock exchange while common shares of the Acquiring Fund are traded on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the applicable stock exchange, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Common Share Price Data. The following table sets forth the high and low sales prices for common shares of each Fund on the applicable stock exchange for each quarterly period within the two most recent fiscal years, along with the NAV and discount or premium to NAV for each quotation.

Acquired Fund
Quarterly Period	High Price/		Premium	Low Price/		Premium
Ending	Date	NAV	(Discount)	Date	NAV	(Discount)

November 30, 2008	$12.09 on 9/8/08	$13.33	-9.30%	$7.01 on 10/10/08	$9.48	-26.05%

August 31, 2008	12.74 on 6/4/08	14.11	-9.71%	11.76 on 8/8/08	13.10	-10.23%

May 31, 2008	12.64 on 5/29/08	13.96	-9.46%	11.63 on 3/30/08	13.19	-11.83%

February 29, 2008	13.30 on 1/16/08	14.94	-10.98%	11.81 on 2/29/08	12.57	-6.05%

November 30, 2007	13.90 on 9/12/07	15.13	-8.13%	12.49 on 11/19/07	14.75	-15.32%

August 31, 2007	14.41 on 6/6/07	15.41	-6.49%	13.01 on 8/24/07	14.27	-8.83%

May 31, 2007	14.50 on 5/7/07	15.64	-7.29%	14.22 on 5/25/07	15.49	-8.20%

February 28, 2007	14.45 on 12/6/06	15.81	-8.60%	14.11 on 1/26/07	15.58	-9.44%

November 30, 2006	14.18 on 11/30/06	15.80	-10.25%	13.85 on 9/13/06	15.45	-10.36%

Acquiring Fund
Quarterly Period	High Price/		Premium	Low Price/		Premium
Ending	Date	NAV	(Discount)	Date	NAV	(Discount)

November 30, 2008	$13.18 on 9/8/08	$12.60	4.60%	$7.20 on 10/10/08	$9.18	-21.57%

August 31, 2008	14.17 on 6/3/08	13.63	3.96%	12.80 on 7/15/08	13.09	-2.22%

May 31, 2008	14.20 on 5/12/08	13.47	5.42%	12.97 on 3/17/08	12.84	1.01%

February 29, 2008	14.59 on 1/29/08	14.15	3.11%	13.14 on 2/29/08	12.48	5.29%

November 30, 2007	15.02 on 9/11/07	15.00	0.13%	13.01 on 11/16/07	14.39	-9.59%

August 31, 2007	15.83 on 6/5/07	15.43	2.59%	13.45 on 8/16/07	14.47	-7.05%

May 31, 2007	16.25 on 5/7/07	15.73	3.31%	15.75 on 5/31/07	15.51	1.55%

February 28, 2007	16.14 on 12/4/06	15.91	1.45%	15.80 on 1/29/07	15.72	0.51%

November 30, 2006	16.01 on 11/30/06	15.88	0.82%	15.55 on 9/7/06	15.48	0.45%

As of November 30, 2008, (i) the NAV for common shares of the Acquired Fund was $8.80 and the market price per share was $7.67, representing a discount to NAV of -12.84%; and (ii) the NAV per share for common shares of the Acquiring Fund was $8.11 and the market price per share was $8.45, representing a premium to NAV of 4.19% .

The NAV and market price per share of the common shares of each Fund may fluctuate prior to the closing date of the Reorganization. Depending on market conditions immediately prior to the closing date of the Reorganization, the Acquiring Fund common shares may trade at a larger or smaller discount to NAV than the Acquired Fund’s common shares. This could result in the Acquiring Fund common shares having a market value that is greater or less than the market value of the Acquired Fund’s common shares on the closing date of the Reorganization.

Methods to Address Potential Discount of Market Price to NAV. Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board of each Fund has determined that from time to time it may be in the interest of common shareholders for the Fund to take corrective actions to reduce trading discounts in the Fund’s common shares. The Board, in consultation with Eaton Vance, reviews at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that either Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the relevant Fund’s common shares trading at a price which is equal to or approximates their NAV. The Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce trading discounts in the common shares.

Dividends and Distributions. Each Fund intends to pay monthly dividends on the common shares out of net income, subject to the Fund’s obligations with respect to APS, rating agency guidelines and the 1940 Act asset coverage requirements as long as any APS are outstanding. Each Fund’s net income is all of its income (other than net capital gains) reduced by its expenses. Each Fund’s net capital gains equal the excess of its net long-term capital gains over its net short-term capital losses. Distributions derived from net capital gains, if any, will generally be made annually.

As long as any APS are outstanding, no Fund will declare, pay or set apart for payment any dividend or other distribution in respect of the common stock or any other stock of a Fund ranking junior to the preferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other shares of the Fund ranking junior to the preferred shares as to dividends or upon liquidation, unless: (i) immediately thereafter, the 1940 Act asset coverage requirements and any asset coverage requirements that may be imposed by the rating agency in connection with any rating of the preferred shares are met; (ii) full cumulative dividends (including additional dividends, if any) on all preferred shares for all past dividend periods have been paid or declared and a sum sufficient for the payment of such dividends set apart for payment; and (iii) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in its Agreement and Declaration of Trust.

In addition, as long as any APS are outstanding, no Fund is permitted to declare any dividend or distribution on its common shares unless, at the time of such declaration and after taking account of such dividend or distribution, the Fund is in compliance with the 1940 Act asset coverage requirements and with the rating agency guidelines. The Fund intends, to the extent necessary, to redeem or purchase APS from time to time to maintain compliance with the 1940 Act asset coverage requirements and the rating agency guidelines. To the extent this is not possible, any restriction on the payment of dividends or distributions might impair the ability of a Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company that is exempt from taxation on income or gains distributed to its shareholders.

Dividend Reinvestment Plans. Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional common shares of the Fund. The Funds’ DR Plans are identical and are described in Appendix C.

Information About APS

The terms of the Acquiring Fund APS issued in the Reorganization (including dividend rates and payment dates) will be the same as that of the Acquired Fund APS held immediately prior to the Reorganization. Each Fund’s APS are preferred shares of beneficial interest that entitle their holders to receive when, as and if declared by the Board of a Fund, out of funds legally available therefore, cumulative cash dividends at a rate per annum that may vary for the successive dividend periods for each series of preferred shares, and cumulative cash additional dividends, payable on specified dates. APS are not traded on a stock exchange or over-the-counter. Each preferred share carries one vote on matters on which preferred shares can be voted. APS are not convertible into common shares and have no preemptive, or cumulative voting rights. APS of each series will rank on parity with shares of any other series of APS and with shares of other series of APS of each Fund, as to the payment of dividends and the distribution of assets upon liquidation. Each of the outstanding series of APS has a liquidation preference of $25,000 plus an amount equal to accumulated and unpaid dividends per share (whether or not earned by the Fund or declared, including additional dividends, if any) and are fully paid and nonassessable (except as described under “Governing Law” below).

Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. The Acquired Fund currently has one series of APS outstanding. If the Reorganization is approved and completed, the Combined Fund will have three series of APS. The existing series of the Acquiring Fund APS will remain Series A and Series B, and the Acquiring Fund will issue Acquiring Fund APS, Series C in exchange for the existing series of Acquired Fund APS. The aggregate liquidation preference of the new series will equal the aggregate liquidation preference of the existing shares that the new series replaces. For the new series, the number of shares and the liquidation preference per share will be the same as the existing series. The auction dates, rate period and dividend payment dates of the Acquiring Fund APS received in the Reorganization will be the same as that of the Acquired Fund APS held immediately prior to the Reorganization. The closing of the Reorganization is conditioned upon the Acquiring Fund APS issued in the Reorganization receiving a rating of AAA from S&P. Set forth below is information about each Fund’s APS as of November 30, 2008.

Acquired Fund

Title of Class	Number of Shares

APS	806

Acquiring Fund

Title of Class	Number of Shares

APS, Series A	2,197

APS, Series B	2,197

Purchase and Sale. When initially offered, it was contemplated that each Fund’s APS would be purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special dividend period). However, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) have been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will never resume normal functioning. Information about APS auctions is contained in Appendix B. While broker-dealers may maintain a secondary trading market in APS outside of auctions, historically they have not done so. The broker-dealers have no obligation to make a secondary market in APS outside of the auction and there can be no assurance that a secondary market for APS will develop or, if it does develop, that it will provide holders with liquidity of investment. Eaton Vance has been closely monitoring developments in the APS market and has engaged in a variety of efforts to restore liquidity to APS holders of the Funds and other closed-end funds sponsored by Eaton Vance. With respect to the Funds, a portion of their outstanding APS recently was redeemed with replacement financing consisting of TOBs.

Dividends and Dividend Periods. Each dividend period for the APS will generally consist of seven days (a “7-Day Dividend Period”); provided, however, that prior to any auction, a Fund may elect a Special Dividend Period, as discussed below. The holders of a Fund’s APS will be entitled to receive cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under “Determination of Dividend Rate,” payable on the applicable dates. Dividends on a Fund’s APS are paid: (i) in preference to and in priority over any dividends declared and payable on that Fund’s common shares; and (ii) to the extent permitted under the Internal Revenue Code of 1986, as amended (the “Code”) and available, out of the net tax-exempt income earned on that Fund’s investments. Dividends on the APS, to the extent that they are derived from municipal obligations, generally will be exempt from federal income tax though some or all of those dividends may be a tax preference item (“Preference Item”) for purposes of the federal alternative minimum tax (the “AMT”), and relevant state taxes. See “U.S. Federal Income Tax Matters” below.

As provided by each Fund’s By-laws, the dividend rate on APS when the APS auction market is not functioning is the maximum applicable rate prescribed by the By-laws. As noted above, APS auctions have not functioned properly since mid-February 2008. As such, on November 30, 2008, the dividend rate applicable to each Fund’s APS equaled 110% of the greater of the (1) applicable AA financial composite commercial paper rate or (2) applicable taxable equivalent of short term municipal obligation rate. If a dividend includes net capital gain or other taxable income, the maximum applicable rate is 150% of the (1) applicable AA financial composite commercial paper rate or (2) applicable taxable equivalent of short term municipal obligation rate.

The following table provides information about the dividend rates for each series of each Fund’s APS as of the indicated dividend reset date:

Reset Date	Fund/Series	Rate

December 11, 2008	Acquired Fund APS	1.142%
December 17, 2008	Acquiring Fund APS, Series A	1.508%
December 12, 2008	Acquiring Fund APS, Series B	1.142%

The dividend rates in effect at the closing of the Reorganization will be the rates determined pursuant to the Fund’s By-laws, which are assumed to be the maximum applicable dividend rate as of the most recent dividend reset date.

Mandatory Redemption. Each Fund will be required to redeem at the mandatory redemption price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board, if the Fund fails to maintain S&P eligible assets with an aggregate discounted value equal to or greater than the APS basic maintenance amount or to satisfy the 1940 Act APS asset coverage and such failure is not cured on or before the APS basic maintenance cure date or the 1940 act cure date, as the case may be. “Mandatory redemption price” of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of APS may be entitled to receive additional dividends in the event of redemption of such APS. Any such redemption will be limited to the lesser number of APS necessary to restore the discounted value or the 1940 Act APS asset coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

Optional Redemption. To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, each Fund, at its option, may redeem the APS, in whole or in part at the optional redemption price per share on any dividend payment date; provided that no APS may be redeemed at the option of the Fund during: (a) the initial dividend period with respect to the APS; or (b) a non-call period to which such share is subject. “Optional redemption price” means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding additional dividends plus any applicable redemption premium, if any, attributable to the designation of a premium call period. In addition, holders of APS may be entitled to receive additional dividends in the event of redemption of such APS to the extent provided herein. Each Fund may redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund’s leveraged capital structure will result in a lower rate of return to holders of common shares for any significant period of time than that obtainable if the common shares were unleveraged. As noted above, each Fund recently redeemed a portion of its outstanding APS.

No APS are subject to optional redemption: (i) unless all dividends in arrears on all remaining outstanding APS, and all capital stock of a Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment; and (ii) if redemption would result in a failure to maintain S&P eligible assets with an aggregate discounted value equal to or greater than the APS basic maintenance amount; provided, that the foregoing does not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.

Liquidation Rights. Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any common shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any additional dividends (as described in Appendix B). If such assets of a Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of APS of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by a Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Ratings. The Acquired Fund APS have been issued a rating of AAA from S&P. The Acquiring Fund APS, Series A and Series B have also each been issued a rating of AAA from S&P. Compliance with the S&P guidelines may impose restrictions on the securities in which a Fund may invest. Each Fund intends that, so long any APS are outstanding, the composition of such Fund’s portfolio reflects in part the S&P guidelines established by S&P in connection with the Fund’s receipt of ratings of AAA from S&P. Compliance with the S&P guidelines is required by each Fund’s By-Laws.

The S&P guidelines require the Fund to meet, as of certain specified dates, certain asset coverage requirements that are imposed in connection with the rating of APS. If the Fund fails to meet such asset coverage requirements, the Fund may be required to redeem some or all of its outstanding APS or may be required to purchase or otherwise acquire sufficient assets to meet the asset coverage requirements of the S&P guidelines. In addition to the S&P guidelines, each Fund is required to comply with the 1940 Act requirement that the value of its total assets, less all liabilities not constituting senior securities of the Fund, must be at least equal to 200% of the aggregate liquidation preference of the APS outstanding plus the value of any senior securities representing indebtedness. If a Fund fails to meet the 1940 Act asset coverage requirement as of certain specified evaluation dates and fails, within a specified period, to cure such failure, it may be required to redeem some or all of its outstanding APS.

S&P is a nationally recognized, independent statistical rating organization that issues ratings that reflect the perceived creditworthiness of various securities. Each Fund will pay certain fees to S&P for rating APS. The guidelines for rating APS have been developed by S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and auction rate preferred stock, generally on a case-by-case basis through discussions with the respective issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality, duration and amount to justify investment grade ratings. The guidelines do not have the force of law on a Fund, but have been adopted by each Fund in its By-Laws in order to satisfy current requirements necessary for S&P to issue the above-described ratings for APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as a Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. S&P’s guidelines will apply to the APS of a Fund only so long as S&P is rating the APS.

Each Fund may, but is not required to, adopt any modifications to the S&P guidelines that may hereafter be established by S&P. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the APS or a withdrawal of ratings altogether. In addition, S&P may, at any time, change or withdraw any such rating. The Board of each Fund may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by a Fund pursuant to the S&P guidelines in the event S&P is no longer rating the APS or the Fund receives written confirmation from S&P that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the preferred shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The S&P guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P by a Fund and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares of each Fund have not been rated by S&P or any other rating agency. Each Fund may at some future time seek to have the APS rated by an additional or substitute rating agency.

Additional Information. For additional information on the Acquiring Fund APS, Acquired Fund shareholders should see Appendix B hereto and consult the Acquiring Fund’s By-Laws attached as Appendix A to the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund APS issued in connection with the Reorganization will be governed by the By-Laws of the Acquiring Fund, which have been amended to reflect the creation of new series and the issuance of additional APS.

U.S. Federal Income Tax Matters

The federal income tax consequences of investing in the Funds are the same. A discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares or APS of a Fund is included as Appendix D. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers in securities or foreign currencies; foreign shareholders; shareholders who hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction; shareholders who are subject to the AMT, or tax-exempt or tax-deferred plans accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Governing Law

Each Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 10, 1998, as amended from time to time (each, a “Declaration of Trust”).

Under Massachusetts law, shareholders of each Fund could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by a Fund or the Trustees on behalf of the Fund. Each Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Each Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in either Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is a diversified, closed-end management investment company under the 1940 Act.

Certain Provisions of the Declarations of Trust

Anti-Takeover Provisions in the Declaration of Trust. Each Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board, and could have the effect of depriving holders of common shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Each Board is divided into three classes, with the term of one class expiring at each annual meeting. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

In addition, each Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For these purposes, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund’s Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-end Funds. Each Fund may be converted to an open-end investment company at any time if approved by the lesser of: (i) two-thirds or more of the Fund’s then outstanding common shares and APS (if any), each voting separately as a class; or (ii) more than 50% of the then outstanding common shares and APS (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. The current composition of each Fund’s portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in each Fund’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of each Fund to an open-end investment company also would require the redemption of any outstanding APS and could require the repayment of borrowings. Each Fund’s Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert either Fund to an open-end investment company.

Voting Rights. Except as otherwise indicated in this Proxy Statement/Prospectus or as otherwise required by applicable law, holders of APS of each Fund have equal voting rights with holders of common shares of each Fund (one vote per share) and will vote together with holders of common shares as a single class.

When holders of the APS are entitled to vote, each holder is entitled to cast one vote per APS. For purposes of any right of holders of APS to vote on any matter, whether such right is created by the Fund’s Agreement and Declaration of Trust, the By-Laws, by statute or otherwise, no holder of APS will be entitled to vote and no APS will be deemed to be outstanding for the purpose of voting or determining the number of shares entitled to vote or of shares deemed outstanding for quorum purposes, as the case may be, unless sufficient funds for the redemption of such shares have been deposited with the APS paying agent and irrevocable instructions and authority to pay the redemption price to such holder of APS for that purpose and the requisite notice of redemption has been given.

The common shares and the APS of each Fund vote as separate classes on amendments to the Declaration of Trust or By-Laws that would adversely affect their respective interests.

In connection with the election of each Fund’s Trustees, holders of the APS, voting as a separate class, are entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and APS, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of APS are entitled to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS for all past Dividend Periods, the additional voting rights of the holders of APS shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of APS have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS, voting as a separate class, will be required to: (i) authorize, create or issue any class or series of stock ranking prior to the APS with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of APS that is substantially identical in all respects to the current APS; or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the By-Laws of holders of APS. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, a Fund shall not approve any of the actions set forth in clause (i) or (ii) that adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). Each Board, however, without shareholder approval, may amend, alter or repeal any or all of the rating agency guidelines described herein in the event a Fund receives confirmation from the rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under “Certain Provisions of the Declarations of Trust,” the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies.” The class vote of holders of APS in each case will be in addition to a separate vote of the requisite percentage of common shares and APS, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been: (i) redeemed; or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

The common shares and APS of each Fund will also vote separately to the extent otherwise required under Massachusetts law or the 1940 Act as in effect from time to time.

The Trustees elected by holders of the common shares will (subject to the 1940 Act and other applicable law) be subject to removal for cause only by the vote of holders of 75% of the outstanding common shares, provided, however, that if such removal is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the common shares, the vote of the holders of a majority of the common shares then outstanding shall be sufficient authorization. The Trustees elected by holders of APS will (subject to the provisions of the 1940 Act and other applicable law) be subject to removal, with or without cause, by the vote of the holders of a majority of the outstanding APS. Any vacancy on the Board occurring by reason of such removal or otherwise may be filled (subject to the provisions of the 1940 Act and other applicable law) by a vote of a majority of the remaining Trustees, or the remaining Trustee, previously elected by holders of the common shares or APS, respectively, or by a vote of holders of the common shares or APS, as the case may be.

The Trustees of each Fund have determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund and its shareholders generally. Refer to the Declaration of Trust and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund through a tender offer or similar transaction.

Financial Highlights

The financial highlights of each Fund, which present certain financial information for one common share of the Fund outstanding throughout specified periods, are included as Appendix E.

Summary of Agreement and Plan of Reorganization

The following is a summary of certain additional terms of the Plan. This summary and any other description of the terms of the Plan contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A, which is the form of Plan that is proposed for the Reorganization in its entirety. The Agreement provides for the Reorganization on the following terms:

  The Reorganization is scheduled to occur as soon as practicable after it is approved by shareholders of the Acquired Fund and the issuance of additional Acquiring Fund common shares has been approved by common shareholders of the Acquiring Fund, likely to be the most practicable Acquired Fund APS dividend payment date following the shareholders’ meeting at which Proposal 1 and Proposal 2 are approved.
  The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of each Fund will be computed as of 4:00 p.m., Eastern time, on the business day immediately preceding the closing date of the Reorganization.
  The Acquiring Fund will issue and cause to be listed on the NYSE additional Acquiring Fund common shares in an amount equal to the value of the Acquired Fund’s net assets attributable to its common shares.
  As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to commonshareholders of record of the Acquired Fund in proportion to their holdings held immediately prior to theReorganization (though common shareholders may receive cash for fractional shares). As a result,common shareholders of the Acquired Fund will end up as common shareholders of the Acquiring Fund.
  The Acquiring Fund will issue Acquiring Fund APS, Series C, to the Acquired Fund. The aggregate liquidation preference of Acquiring Fund APS, Series C received in the Reorganization will equal the aggregate liquidation preference of Acquired Fund APS held immediately prior to the Reorganization. As part of the liquidation of the Acquired Fund, the Acquiring Fund APS, Series C will be distributed to holders of Acquired Fund APS in proportion to their holdings immediately prior to the Reorganization. As a result, holders of Acquired Fund APS will end up as holders of Acquiring Fund APS, Series C.
  After the shares are issued, the existence of the Acquired Fund will be terminated.

The distribution of the Acquiring Fund common shares and the Acquiring Fund APS will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Acquired Fund and transferring to those shareholder accounts the Acquiring Fund common shares and the Acquiring Fund APS previously credited on those books to the accounts of the Acquired Fund (though common shareholders may receive cash for their fractional shares). Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due such shareholder (though common shareholders may receive cash for their fractional shares). No fractional Acquiring Fund common shares will be issued (except for shares held in a DR Plan account). In the event of fractional shares in an account other than a DR Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund common shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale, upon surrender of the Acquired Fund common share certificates if applicable.

Surrender of Share Certificates. If your Acquired Fund shares are represented by one or more share certificates before the closing date of the Reorganization, you must either surrender the certificate to the Acquired Fund or deliver to the Acquired Fund a lost certificate affidavit, accompanied by any surety bond that the Acquired Fund may require (collectively, an “Affidavit”). On the closing date of the Reorganization, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of the Acquired Fund’s shares and will evidence ownership of the Acquiring Fund’s common shares. Until such share certificates have been so surrendered, no dividends payable to the holders of record of Acquired Fund common shares as of any date subsequent to the closing date will be reinvested pursuant to the Acquiring Fund’s DR Plan, but will instead be paid in cash. Once such Acquired Fund share certificates have been surrendered, a holder of shares of the Acquired Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the DR Plan of the Acquired Fund will have their dividends automatically reinvested in shares of the Acquiring Fund. Shareholders may not redeem or transfer the Acquiring Fund shares received in the Reorganization until they have surrendered their Acquired Fund share certificates or delivered an Affidavit. The Acquiring Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all of its obligations under the Plan and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Plan, Section 9).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Plan, Section 8).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Plan by the necessary vote of the outstanding APS and common shares of the Acquired Fund and the approval of the issuance of additional Acquiring Fund common shares by the outstanding common shares of the Acquiring Fund, in accordance with the 1940 Act and the provisions of the each Fund’s Declaration of Trust and By-Laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Plan, Sections 8(e),(f) and 9(e),(f)).

Termination of the Plan. The Board of the Acquired Fund and the Acquiring Fund may terminate the Plan by mutual consent (even if shareholders have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. Whether or not the Reorganization is completed, the Acquired Fund will bear its own costs of the Reorganization, including legal costs, costs associated with the solicitation of its shareholders and costs associated with the issuance of new APS, and the Acquiring Fund will bear its own costs of the Reorganization, including legal costs and costs associated with the solicitation of its common shareholders. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Payment of Undistributed Income in Advance of the Reorganization. Each Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. The Acquired Fund intends to declare and pay a special cash distribution on common shares in advance of the Reorganization distributing such reserved income. This distribution will not be reinvested in additional common shares. The record date for such special dividend will be a date following the approval of the Reorganization. If the Reorganization is not approved, no such special dividend will be declared or paid for the Acquired Fund.

Tax Status of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from K&L Gates LLP, dated as of the closing date of the Reorganization, regarding the characterization of such Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange for the Acquiring Fund common shares and the Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the subsequent liquidation of the Acquired Fund.
  No gain or loss will be recognized by a shareholder of the Acquired Fund who exchanges all of his, her or its Acquired Fund common shares for the Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Acquired Fund APS for Acquiring Fund APS pursuant to the Reorganization.
  The aggregate tax basis of the Acquiring Fund common shares or Acquiring Fund APS received by a shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).
  The holding period of the Acquiring Fund common shares or Acquiring Fund APS received by a shareholder of the Acquired Fund pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor.
  A shareholder of the Acquired Fund that receives cash in lieu of a fractional Acquiring Fund Common Share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder’s tax basis in its Acquired Fund common shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Acquired Fund common shares is more than one year as of the date of the exchange.
  The Acquiring Fund’s tax basis in the Acquired Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the Acquired Fund.
  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Acquired Fund and its shareholders.

The opinion described above will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, K&L Gates LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and as described herein. An opinion of counsel is not binding on the IRS or any court. While it is expected that the Reorganization will be accorded the tax treatment described above, unforeseen circumstances, including significant changes in the value of a Fund’s assets, may result in the inability of the Funds to obtain such an opinion. In this event, the Board of Trustees of each Fund will determine the best course of action for such Fund, which may include proceeding on an opinion that the Reorganization should be accorded, or more likely than not will be accorded, the tax treatment described above.

As of November 30, 2008 (its last fiscal year end), the Acquired Fund had an unused capital loss carryforward of approximately $4,790,600. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of December 2008 was 5.40%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations should not result in the forfeiture in the Acquiring Fund’s ability to use the Acquired Fund’s capital loss carryforward.

Management of the Funds and Fund Service Providers

Trustees and Officers. Each Fund’s Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund’s operations. The Trustees and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of other registered management investment companies in the Eaton Vance family of funds.

The Funds’ Investment Adviser. Eaton Vance acts as each Fund’s investment adviser under an Investment Advisory Agreement (“Advisory Agreement”). Eaton Vance’s principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.

Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $123 billion as of October 31, 2008. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of each Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the assets of each Fund, furnishes continuously an investment program with respect to each Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser will furnish to each Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of each Fund who are members of the Adviser’s organization and who render investment services to each Fund, and will also compensate all other Adviser personnel who provide research and investment services to each Fund.

In return for these services, facilities and payments, each Fund has agreed to pay the Adviser an advisory fee computed at an annual rate of 0.70% of the Fund’s average weekly gross assets, payable monthly, as compensation under the Advisory Agreement. Each Fund commenced operations on January 29, 1999.

Gross assets of each Fund are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund (which includes Floating Rate Notes outstanding up to the value of the Fund’s APS outstanding prior to the date the Fund began redeeming its APS) and the amount of any outstanding APS.

Unless earlier terminated pursuant to its terms, each Advisory Agreement will remain in effect for two years from their respective dates of execution and may each be continued from year to year thereafter if such continuation is specifically approved at least annually: (i) by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of the outstanding preferred shares and the common shares, voting together as a single class: and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, the vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, as the case may be, on sixty days’ written notice.

Portfolio Manager. Thomas M. Metzold, CFA, is the portfolio manager of both Funds. Mr. Metzold has been the portfolio manager of the Acquired Fund since November 17, 2008 and the Acquiring Fund since its inception, and is responsible for the day-to-day management of the Funds’ investments. Mr. Metzold has been an Eaton Vance portfolio manager since 1991 and is a Vice President of Eaton Vance.

The Statement of Additional Information includes additional information about the portfolio manager, including information about his compensation, accounts he manages other than the Funds and his ownership of Fund shares, if any.

Each Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

Administrator. Eaton Vance serves as administrator of each Fund and receives an administration fee computed at an annual rate of 0.20% of each Fund’s average weekly gross assets, payable monthly. Under the Administration Agreement with each Fund, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Fund’s business.

Shareholder Servicing Agent. Pursuant to a Shareholder Servicing Agreement between UBS Warburg LLC (the “Shareholder Servicing Agent”) and Eaton Vance, the Shareholder Servicing Agent will: (i) undertake to make public information pertaining to each Fund on an ongoing basis and to communicate to investors and prospective investors the Fund’s features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, NAV, yield and other information regarding the Fund’s common shares, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund’s market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the NAV of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee computed weekly and payable quarterly equal on an annual basis to 0.10% of the Fund’s average weekly gross assets. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.

Custodian and Transfer Agent. State Street Bank and Trust Company, as successor to Investors Bank & Trust Company (“State Street”), 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund and will maintain custody of the securities and cash of the Fund. State Street maintains each Fund’s general ledger and computes the Fund’s NAV at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, LLC, P.O. Box 922 Wall Street Station New York, N.Y. 10269-0560, is the transfer agent and dividend disbursing agent of each Fund.

Required Vote and Other Information about the Meeting

Common shares and APS of the Acquired Fund and common shares of the Acquiring Fund are entitled to one vote per share on the applicable Proposal. Approval of Proposal 1 requires the vote of the holders of at least a majority of the Acquired Fund APS and the Acquired Fund common shares then outstanding, voting together as a single class, provided a quorum is present at the meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast on the proposal, provided that a majority of Acquiring Fund common shareholders are present in person or by proxy at the meeting. The following table summarizes how the quorum and voting requirements are determined:

Shares	Quorum	Voting

In General	All shares “present” in person or by	Shares “present” in person will be
	proxy are counted towards a	voted in person at the meeting.
	quorum.	Shares present by proxy will be
voted in accordance with
instructions.

Proxy with no Voting Instruction	Considered “present” at meeting.	Voted “for” a proposal.
(other than Broker Non-Vote)

Broker Non-Vote*	Considered “present” at meeting.	Not voted. Same effect as a vote
“against” Proposal 1. No effect on
Proposal 2.

Vote to Abstain	Considered “present” at meeting.	Not voted. Same effect as a vote
“against” Proposal 1. No effect on
Proposal 2.

Proportionately Voted APS with No	Considered “present” at meeting.	Voted in proportion to APS for
Voting Instruction		which the broker received
instructions.

* Broker Non-Votes shall not include APS which the broker is permitted to proportionately vote in accordance with applicable law or rules of a national securities exchange.

If the required approval of shareholders is not obtained with respect to a Proposal, the Funds will continue to engage in business and the Boards of Trustees of the Funds will consider what further action may be appropriate.

Shareholders who object to the proposed Reorganization will not be entitled under Massachusetts law or the Declaration of Trust of a Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that shares of each Fund may be sold at any time prior to the consummation of the proposed Reorganization.

Certain Voting Information Regarding APS. Pursuant to NYSE Alternext US rules, Acquired Fund APS held in “street name” may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the meeting or, if adjourned, one business day before the day to which the meeting is adjourned. These conditions include, among others, that: (i) at least 30% of the Acquired Fund APS outstanding have voted on the proposal; and (ii) less than 10% of the Fund’s APS outstanding have voted against such proposal. In such instance, the broker-dealer firm will vote such uninstructed APS on the proposal in the same proportion as the votes cast by all holders of APS who voted on such proposal. The Acquired Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

Expenses and Manner of Solicitation. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Funds; by personnel of the Funds’ investment adviser, Eaton Vance, and its transfer agent, AST; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the applicable Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The Acquired Fund will bear its own costs of the Reorganization, including legal costs, costs associated with the solicitation of its shareholders and costs associated with the issuance of new APS, and the Acquiring Fund will bear its own costs of the Reorganization, including legal costs and costs associated with the solicitation of its common shareholders. These costs, borne by the common shareholders of the applicable Fund, are estimated to be approximately $180,000 for the Acquired Fund and $260,000 for the Acquiring Fund.

[____________________], [___________________________], has been retained to assist in the solicitation of proxies at a cost of approximately $[_________] plus reasonable expenses.

Revoking Proxies. Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  By filing a written notice of revocation with the Secretary of the applicable Fund;
  By returning a duly executed proxy with a later date before the time of the meeting; or
  If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the applicable Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum. As of the Record Date, the number of shares of beneficial interest of each Fund outstanding was as follows:

SHARES
FUND	OUTSTANDING

Acquired Fund
Common shares
APS
Acquiring Fund
Common shares
APS Series A
APS Series B

Only common shareholders and APS holders of record of the Acquired Fund and common shareholders of record of the Acquiring Fund on the Record Date are entitled to notice of and to vote at the meeting. APS holders of the Acquiring Fund are not voting at the meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business. Each Fund’s Board knows of no other business to be presented for consideration at the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments. If a quorum is not present in person or by proxy with respect to a Proposal at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a Proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the Proposal. Any adjournment will require the affirmative vote of a majority of the shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a Proposal, the persons named as proxies will vote those proxies favoring the Proposal in favor of adjournment, and proxies voted against a Proposal will be voted against adjournment.

Manner of Voting. In addition to soliciting proxies by mail, by fax or in person, the Funds may also arrange to have votes recorded by telephone by officers and employees of the Funds or by personnel of the Adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Funds have not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge. These procedures include the following:

  A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.
  The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
  The shareholder will receive a confirmation of the voting instructions to ensure that the shareholder’s instructions have been recorded correctly. A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Holders of common shares will also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs must be borne by you.

To vote via the Internet:

  Read the Proxy Statement/Prospectus and have your proxy card at hand.
  Go to the Web Site listed on the proxy card.
  Enter the “control number” found on your proxy card.
  Follow the instructions on the website. Please call us at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m. Eastern time if you have any problems.
  To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholder Proposals. To be considered for presentation at the Acquiring Fund’s 2010 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) must be received by the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, no later than the close of business on [October 1, 2009]. To be considered for presentation at the Acquired Fund’s 2010 Annual Meeting of Shareholders, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received by the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, within a reasonable time before the Fund begins to print and send its proxy materials. For the Acquiring Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, no later than the close of business on [December 27, 2009] and no earlier than [November 27, 2009]. For the Acquired

Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, not earlier than the close of business on the later of the 90th day prior to such annual meeting, if any, or the 10th day following the day on which public announcement of the date of such meeting is first made. In order to be included in a Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included. If the Reorganization is approved by shareholders and consummated as described herein, the Acquired Fund will dissolve and will have no 2010 annual meeting.

Ownership of Shares

To the best of the Acquired Fund’s knowledge, as of January 23, 2009, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Florida Plus Fund

Owners	Common shares	APS

Assuming the consummation of the Reorganization on such date, such persons would own the following percentages in the Combined Fund:

Combined Fund

Owners	Common shares	APS

To the best of the Acquiring Fund’s knowledge, as of January 23, 2009, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

National Fund

	Common	APS	APS
Owners	Shares	Series A	Series B

Assuming the consummation of the Reorganization on such date, such persons would own the following percentages in the Combined Fund:

Combined Fund

	Common	APS	APS
Owners	shares	Series A	Series B

The Funds do not have knowledge of any record or beneficial owners of 5% or more of the common shares or APS of the Funds as of January 23, 2009 other than those described above. The Acquired Fund received notice that Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully's Trail, Pittsford, New York 14534 beneficially owned 14.20% of the Acquired Fund common shares as of November 20, 2008. However, the Acquired Fund is unable to verify such ownership as of January 23, 2009.

[As of January 23, 2009, the Trustees and officers of the Acquiring Fund owned in the aggregate less than 1% of the outstanding Acquiring Fund common shares and owned no Acquiring Fund APS.]

[As of January 23, 2009, the Trustees and officers of the Acquired Fund owned no Acquired Fund common shares or APS.]

Experts

The financial highlights and financial statements of both Funds for the 12 months ended November 30, 2008 are incorporated by reference into this Proxy Statement/Prospectus. The financial statements incorporated in this Proxy Statement/Prospectus and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference from each Fund’s annual report for the year ended November 30, 2008 on Form N-CSR have been audited by __________________, an independent registered public accounting firm, as stated in their reports, which are incorporated herein and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the Reorganization (as defined in Section 1(b) below) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Eaton Vance National Municipal Income Trust (FEV), a Massachusetts business trust and a registered closed-end investment company, File No. 811-09143 (the “Acquired Fund”) and Eaton Vance Municipal Income Trust (EVN) (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a Massachusetts business trust and a registered closed-end investment company, File No. 811-09141, each hereby agree as follows:

1. Representations and Warranties of the Acquiring Fund.

The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a)	The Acquiring Fund is a Massachusetts business trust, with transferable shares, duly organized, validly existing under, and in good standing in conformity with, the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the “Reorganization”) and thereafter.

(c)	The Acquiring Fund has furnished the Acquired Fund with the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2008, and the audited financial statements appearing therein, having been audited by __________________, an independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(d)	An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to the Acquired Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS Shares (each as defined in Section 1(e) herein) to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f)	There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business material to the Reorganization.

(g)	The Acquiring Fund is not obligated under any provision of its Declaration of Trust dated December 10, 1998, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h)	There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(i)	The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

(j)	No consent, approval, authorization or order of any court or government authority or self-regulatory organization is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the rules of the New York Stock Exchange (“NYSE”), Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)	The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Acquired Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meetings referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)	The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, no par value (the “Acquiring Fund Common Shares”), and an unlimited number of preferred shares of beneficial interest, no par value. The Board of Trustees of the Acquiring Fund has designated 806 preferred shares as Auction Rate Preferred Shares, Series C (“Acquiring Fund APS”). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS share is fully paid and nonassessable, and has full voting rights and no shareholder of the Acquiring Fund shall be entitled to any preemptive or other similar rights. In regard to the statement that the Acquiring Fund Common Shares and Acquiring Fund APS are non-assessable, it is noted that the Acquiring Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund.

(m)	The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Acquired Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(n)	At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(o)	At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Acquired Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)	At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Acquired Fund.

(q)	The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(r)	The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

2. Representations and Warranties of the Acquired Fund.

The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)	The Acquired Fund is a Massachusetts business trust, with transferable shares, duly organized, validly existing in conformity with the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The Acquired Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c)	As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on the schedule of its investments as of the Valuation Time furnished to the

Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time.

(d)	The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)	The Acquired Fund has furnished the Acquiring Fund with the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2008 and the audited financial statements appearing therein, having been audited by ________________, an independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)	An unaudited statement of assets, liabilities and capital of the Acquired Fund and an unaudited schedule of investments of the Acquired Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Acquired Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Acquired Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g)	There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against it which assert liability on the part of the Acquired Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquired Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business material to the Reorganization.

(h)	There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)	The Acquired Fund is not obligated under any provision of its Declaration of Trust dated December 10, 1998, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)	The Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k)	The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l)	At both the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(m)	No consent, approval, authorization or order of any court or governmental authority or self-regulatory organization is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws or the rules of the NYSE Alternext US exchange.

(n)	The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquired Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(o)	The Acquired Fund is authorized to issue an unlimited number of common shares of beneficial interest, no par value (the “Acquired Fund Common Shares”), and an unlimited number of preferred shares of beneficial interest, no par value (“Acquired Fund APS Shares”). Each outstanding Acquired Fund Common Share and each of the outstanding Acquired Fund APS Share is fully paid and nonassessable, and has full voting rights and no person is entitled to any preemptive or other similar rights with respect to Acquired Fund Common Shares and Acquired Fund APS Shares. In regard to the statement that Acquired Fund Common Shares and Acquired Fund APS Shares are non-assessable, it is noted that the Acquired Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund.

(p)	All of the issued and outstanding Acquired Fund Common Shares and Acquired Fund APS Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q)	The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(r)	The Acquired Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

(s)	The Acquired Fund has elected to qualify and has qualified as a “RIC” under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. The Acquired Fund has not at any time since its inception been liable for, is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax under Section 852 or Section 4982 of the Code.

3. The Reorganization.

(a)	Subject to receiving the requisite approvals of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments), including the assumption of substantially all of the liabilities of the Acquired Fund, in exchange for that number of Acquiring Fund Common Shares and Acquiring Fund APS provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders constructively in exchange for their Acquired Fund Common Shares and Acquired Fund APS Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)	If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund’s Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and (b) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund’s Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)	Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(d)	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)	The Valuation Time shall be the close of regular trading on the New York Stock Exchanges, normally 4:00 p.m., Eastern time, on the business day prior to the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)	Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

(g)	The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

(h)	The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Declaration of Trust and By-Laws establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

(a)	Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the Acquired Fund Investments acquired in the Reorganization determined as hereinafter provided, shall be issued by the Acquiring Fund to the Acquired Fund in exchange for such Acquired Fund Investments. The Acquiring Fund will issue to the Acquired Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Acquired Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Acquired Fund APS Shares, determined as set forth below.

(b)	The net asset value of the Funds’ Common Shares and the liquidation preference and value of the Acquired Fund APS Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Acquired Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

(c)	Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each Acquired Fund Common Share and Acquiring Fund Common Share, the value of the securities held by the applicable Fund, plus any cash or other assets (including interest accrued but not yet received), minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Acquired Fund APS Shares or Acquiring Fund APS, as the case may be, shall be divided by the total number of Acquired Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d)	The Acquiring Fund shall issue to the Acquired Fund Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Acquired Fund. The Acquired Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Acquired Fund Common Shares and Acquired Fund APS Shares by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Acquiring Fund Common Shares and Acquiring Fund APS will not be issued to Acquired Fund shareholders. With respect to any Acquired Fund shareholder holding certificates evidencing ownership of Acquired Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder’s account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Acquired Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Common Shares or Acquired Fund APS Shares or, in the event of lost certificates, posted adequate bond. The Acquired Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Acquired Fund Common Shares or Acquired Fund APS Shares, as the case may be, or post adequate bond therefor.

5. Payment of Expenses.

(a)	Except as otherwise agreed between the parties, the Acquired Fund will bear its own costs of the Reorganization, including those associated with the solicitation of its shareholders, legal costs and costs associated with the issuance of Acquiring Fund APS, and the Acquiring Fund will bear its own costs of the Reorganization, including legal costs and costs associated with the solicitation of its shareholders.

(b)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Subchapter M of the Code.

6. Covenants of the Funds.

(a)	Each Fund covenants to operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary dividends and distributions.

(b)	The Acquired Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(c)	The Acquired Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(d)	The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e)	The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Acquired Fund Investments, except for dispositions made in the ordinary course of business.

(f)	Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)	The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)	In connection with the covenant in subsection (f) above, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)	After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund.

(j)	The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(k)	Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7. Closing Date.

(a)	Delivery of the Acquired Fund Investments, and of the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(b)	The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(c)	As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Common Shares and Acquired Fund APS Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8. Conditions of the Acquired Fund.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquired Fund and by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Acquired Fund Common Shares and of the outstanding Acquired Fund APS Shares, voting together as a single class; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Acquired Fund’s Board of Trustees, and a certificate setting forth the vote of the holders of Acquired Fund Common Shares and Acquired Fund APS Shares obtained, each certified by its Secretary.

(b)	That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its

President (or any Vice President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of such Fund’s most recent Annual or Semiannual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)	That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	The Acquired Fund shall have received the opinion of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

	(i)	the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

	(ii)	the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

	(iii)	this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

	(iv)	neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

	(v)	the Acquiring Fund Common Shares and Acquiring Fund APS have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable and no person is entitled to any preemptive or other similar rights with respect to Acquiring Fund Common Shares and Acquiring Fund APS. In regard to the statement that Acquiring Fund Common Shares and Acquiring Fund APS are non-assessable, such opinion will note that the Acquiring Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund; and

	(vi)	to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	The Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

(g)	That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)	That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9. Acquiring Fund Conditions.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund; and the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the necessary affirmative vote of the holders of the outstanding Acquiring Fund Common Shares; and the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Acquiring Fund’s Board of Trustees, and a certificate setting forth the vote of the holders of Acquiring Fund Common Shares obtained, each certified by its Secretary.

(b)	That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of such Fund’s most recent Annual Report or Semiannual Report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)	That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	That the Acquiring Fund shall have received the opinion of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) the Acquired Fund is duly formed and validly existing under the laws of its state of organization;

(ii) the Acquired Fund is registered as a closed-end, management investment company under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund, and this Agreement has been duly executed and delivered by the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv) neither the execution or delivery by the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund as being applicable to the Acquired Fund; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representation of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the SEC.

(h)	That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)	That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(j)	The NYSE shall have approved the listing of the additional Acquiring Fund Common Shares to be issued to common shareholders of the Acquired Fund in connection with the reorganization.

(k)	The Acquiring Fund shall have obtained written confirmation from Standard and Poor’s Ratings Group (“S&P”) that (i) consummation of the Reorganization will not impair the ratings assigned by such rating agency to the existing Acquiring Fund APS, and (ii) the Acquiring Fund APS to be issued pursuant to the Reorganization will carry the same ratings as the existing Acquiring Fund APS.

10. Termination, Postponement, Amendment and Waivers.

(a)	Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Fund) prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Acquired Fund if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board, or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

(b)	If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement may be terminated by mutual agreement of the Funds.

(c)	In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d)	At any time prior to or after approval of this Agreement by Acquired Fund shareholders: (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement; and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Fund’s shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(e)	The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a)	All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)	All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Eaton Vance Management, 255 State Street, Boston, MA, Attention: Chief Legal Officer of the Eaton Vance Family of Funds, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Eaton Vance Management, 255 State Street, Boston, MA, Attention: Chief Legal Officer of the Eaton Vance Family of Funds, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)	It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund’s Declaration of Trust. A copy of the Declaration of Trust of each of the Acquiring Fund and the Acquired Fund is on file with the Secretary of State of The Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Fund’s Declaration of Trust.

(e)	It is further expressly agreed that this Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

(f)	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as
_________________, 2009.

ATTEST:	EATON VANCE NATIONAL
MUNICIPAL INCOME TRUST

______________________	By: _______________________
Maureen A. Gemma, Secretary	Cynthia J. Clemson, President

ATTEST:	EATON VANCE MUNICIPAL
INCOME TRUST

______________________	By: _______________________
Maureen A. Gemma, Secretary	Robert B. MacIntosh, President

APPENDIX B

ADDITIONAL INFORMATION ABOUT APS

Purchase and Sales. As described in the Proxy/Statement Prospectus, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will never resume normal functioning.

Under normal functioning auction market circumstances, which as described above have not occurred since before mid-February 2008 and may never recur, each Fund’s APS are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special dividend period) by Deutsche Bank Trust Company Americas, as Auction Agent for each Fund’s APS (the “Auction Agent”). Unless otherwise permitted by the Funds, existing and potential holders of APS may participate in auctions only through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of preferred shares to the Auction Agent. On or prior to each auction date for APS (the business day prior to the beginning of a dividend period), each holder may submit a hold order, bid or sell order to its broker-dealer. Broker dealers may maintain a secondary trading market in APS outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker-dealers have no obligation to make a secondary market in APS outside of the auction and there can be no assurance that a secondary market for APS will develop or, if it does develop, that it will provide holders with liquidity of investment. You may transfer APS outside of auctions only to or through a broker-dealer. APS are not registered on any stock exchange.

Broker-Dealers. After each auction, the Auction Agent will pay a service charge, from funds provided by each Fund, to each broker-dealer, at the annual rate of 0.25% of the aggregate purchase price of all APS placed by such broker-dealer in such auction, for the number of days in the rate period to which such auction relates, calculated on the basis of a year of 360 days. For purposes of the preceding sentence, APS will be deemed to have been placed by a broker-dealer if such shares were: (i) the subject of hold orders deemed to have been made by existing holders of preferred shares that initially were acquired by such existing holders through such broker-dealer; or (ii) the subject of the following orders submitted by such broker-dealer: (a) a submitted bid of an existing holder pursuant to which such existing holder continues to hold such shares as a result of the auction; (b) a submitted bid of a potential holder pursuant to which such potential holder purchases such shares as a result of the auction; or (c) a submitted hold order.

The broker-dealer agreements provide that a broker-dealer may submit orders in auctions for its own account unless a Fund notifies all broker-dealers that they may no longer do so; provided, however, that in any event such broker-dealers may continue to submit hold orders and sell orders. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction. In the broker-dealer agreements, broker-dealers agree to handle customer orders in accordance with their respective duties under applicable securities laws and rules.

Dividends and Dividend Periods. Dividends on the APS will accumulate from the date on which a Fund originally issues the APS (the “Date of Original Issue”) and will be payable on the APS on the dates described below. Dividends on the APS will be payable, at the option of each Fund, either: (i) with respect to any 7-Day Dividend Period and any short term dividend period of up to 28 days, on the following day; or (ii) with respect to any short term dividend period greater than 28 days and with respect to any Long Term Dividend Period, monthly on the first business day of each calendar month during either such period and on the day next succeeding the last day thereof, except that if such dividend payment date is not a business day, the dividend payment date is the next business day. Although any particular dividend payment date may not occur on the originally scheduled date, the next succeeding dividend payment date will occur on the next following originally scheduled date. If for any reason a dividend payment date cannot be fixed, then the Board shall fix the date. The Board may change a dividend payment date if such change does not adversely affect the contract rights of the holders of APS set forth in the Fund’s By-Laws.

Prior to each dividend payment date, each Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Funds do not intend to establish any reserves for the payment of dividends.

Each dividend will be paid to the record holder of the APS. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under “Additional Dividends” below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable on each dividend payment date of each short term dividend period is computed by multiplying the applicable rate by the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such dividend payment date, dividing by 365, multiplying by $25,000, and rounding to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable on any dividend payment date is computed by multiplying the applicable rate by the number of days in such part of such dividend period that such share was outstanding and for which dividends are payable on such dividend payment date, dividing by 360, multiplying by $25,000, and rounding to the nearest cent.

Notification of Dividend Period. With respect to each Special Dividend Period, each Fund, at its sole option and to the extent permitted by law, by telephonic and written notice to the auction agent and to each broker-dealer, may request that the next succeeding dividend period will be a number of days (other than seven), evenly divisible by seven, and between seven and 364 in the case of a short term dividend period or one to five years in the case of a Long Term Dividend Period, provided that a Fund may not give such a request of greater than 28 days unless sufficient clearing bids were made in the last occurring auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any additional dividends payable prior to such date have been paid in full. Such request, in the case of a short term dividend period, shall be given on or prior to the second business day but not more than seven business days prior to an auction date and, in the case of a Long Term Dividend Period, shall be given on or prior to the second business day but not more than 28 days prior to an auction date. Upon receiving such request, the broker-dealers jointly shall determine whether it is advisable that a Fund issue a notice of special dividend period as contemplated by such request and the optional redemption price of the APS during such period and the specific redemption provisions and shall give each Fund and the auction agent written notice (a “Response”) of such determination by no later than the second business day prior to such auction date. In making such determination, the broker-dealers will consider: (i) existing short-term and long-term market rates and indices of such short-term and long-term rates; (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS; (iv) industry and financial conditions which may affect the APS; (v) the investment objective of a Fund; and (vi) the dividend periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

If the broker-dealers do not give a Fund and the auction agent a Response by such second business day or if the Response states that it is not advisable that the Fund give a notice of special dividend period for the APS, the Fund may not give such notice. In the event the Response indicates that it is advisable that a Fund give such notice, the Fund, by no later than the second business day prior to the auction date, may give such notice to the auction agent, the securities depository and each broker-dealer, which notice will specify: (i) the duration of the special dividend period; (ii) the optional redemption price as specified in the related Response; and (iii) the specific redemption provisions, if any, as specified in the related Response. Each Fund also shall provide a copy of such notice to S&P.

A Fund will not give a notice of special dividend period, and, if the notice has been given already, shall give telephonic and written notice of revocation to the auction agent, each broker-dealer, and the securities depository on or prior to the business day prior to the relevant auction date if: (x) either the 1940 Act APS asset coverage is not satisfied or the Fund fails to maintain S&P eligible assets with an aggregate discounted value at least equal to the APS basic maintenance amount, on each of the two valuation dates immediately preceding the business day prior to the relevant auction date on an actual basis and on a pro forma basis giving effect to the proposed special dividend period (using as a pro forma dividend rate with respect to such period the dividend rate which the broker-dealers shall advise a Fund is an approximately equal rate for securities similar to the APS with an equal dividend period); (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the auction agent by the close of business on the third business day preceding the related auction date; or (z) the broker-dealers jointly advise a Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a notice of revocation. Each Fund also shall provide a copy of such notice to S&P. If a Fund is prohibited from giving a notice as a result of the factors enumerated in clause (x), (y) or (z) above, or if the Fund gives a notice of revocation with respect to a notice of special dividend period, the next succeeding dividend period for that series will be a 7-day dividend period. In addition, in the event sufficient clearing bids are not made in any auction or an auction is not held for any reason, the next succeeding dividend period will be a 7-day dividend period, and the Fund may not again give a notice of special dividend period (and any such attempted notice shall be null and void) until sufficient clearing bids have been made in an auction with respect to a 7-day dividend period.

Determination of Dividend Rate. When auctions are functioning, the applicable rate on the APS for each dividend period is equal to the rate that results from the auction with respect to such dividend period. Cash dividends are calculated as set forth in the Proxy Statement/Prospectus above under “Dividends — General.”

Non-Payment Period; Late Charge. A non-payment period will commence if a Fund fails to: (i) declare, prior to the close of business on the second business day preceding any dividend payment date, for payment within three business days after such date to the persons who held such shares as of 12:00 noon, Eastern time, on the business day preceding such date, the full amount of any dividend payable on such date; or (ii) deposit with the Auction Agent by 12:00 noon, Eastern time: (A) on such date the full amount of any cash dividend on such shares (if declared) payable on such date; or (B) on any redemption date for the APS called for redemption, the mandatory redemption price per share or, in the case of an optional redemption, the optional redemption price per share. Such non-payment period will consist of the period commencing on and including the dividend payment date or redemption date, as the case may be, and ending on and including the business day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a non-payment period for the APS will not end unless a Fund shall have given at least five days’ but no more than 30 days’ written notice of such deposit or availability to the Auction Agent, the securities depository and all holders of the APS of such series.

Notwithstanding the foregoing, the failure by a Fund to deposit funds within three business days after any dividend payment date or redemption date does not constitute a “non-payment period.” The applicable rate for each dividend period, commencing during a non-payment period, will be equal to the non-payment period rate; and each dividend period during a non-payment period shall be a 3-day dividend period. Any dividend due on any dividend payment date or redemption price not paid when due may be paid on any of the first three business days after such dividend payment date or due date, provided that such amount is accompanied by a late charge equal to the non-payment period rate multiplied by the number of days in such period divided by 365.

If a Fund willfully fails to pay a dividend or redeem any APS, the applicable rate will be the non-payment period rate. The non-payment period rate is 200% of the applicable reference Rate (or 275% if a Fund has provided notification to the auction agent prior to the auction that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board may change the initial non-payment period rate if the Board determines and S&P (or another Rating Agency) advises the Fund in writing that such change will not adversely affect its rating on the APS.

Restrictions on Dividends and Other Payments. Under the 1940 Act, a Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200%. Under the Code, each Fund must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. These limitations may impair a Fund’s ability to maintain such qualification. See “U.S. Federal Income Tax Matters” in the Proxy Statement/Prospectus.

Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See “Voting Rights” in the Proxy Statement/Prospectus.

For so long as any APS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of common shares or any other stock of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless: (A) immediately after such transaction, the Fund would have S&P eligible assets with an aggregate discounted value equal to or greater than the APS basic maintenance amount, and the 1940 Act APS asset coverage would be satisfied; (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; (C) any additional dividend required to be paid on or before the date of such declaration or payment has been paid; and (D) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the By-Laws.

Additional Dividends. If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given advance notice to the auction agent solely by reason of the fact that such an allocation results from: (i) the redemption of all or a portion of the outstanding APS; (ii) the liquidation of the Fund; or (iii) a debt obligation believed to be a municipal obligation proving to be an obligation subject to federal income tax and/or a relevant state tax (the amount of any of such allocations referred to herein as a “retroactive taxable allocation”), the Fund, within 90 days after the end of the Fund’s fiscal year for which such retroactive taxable allocation is made, will provide notice thereof to the auction agent and to each holder of APS during such fiscal year at such holder’s address as the same appears or last appeared on the stock books of the Fund. Each such Fund, within 30 days after such notice is given to the auction agent, will pay to the auction agent (who then will distribute to such holders of the APS) an amount equal to the aggregate additional dividend with respect to all retroactive taxable allocations made to such holders during the fiscal year in question. See “U.S. Federal Income Tax Matters” in the Proxy Statement/Prospectus.

An “additional dividend” means a payment to a present or former holder of the APS of an amount that would cause: (i) the amount of such holder’s dividends received on the APS with respect to the fiscal year in question (including the additional dividend) less the federal income tax and applicable state tax attributable to the aggregate of: (x) the retroactive taxable allocations made to such holder with respect to the fiscal year in question; and (y) the additional dividend (to the extent taxable), to equal (ii) the dollar amount of such holder’s dividends received on the APS with respect to the fiscal year in question (excluding the additional dividend) if there had been no retroactive taxable allocations. An additional dividend is calculated: (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from a Fund is a preference item; and (iii) assuming that each retroactive taxable allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular federal and state income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although each Fund generally intends to designate any additional dividend as an “exempt-interest” dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. A Fund will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

If a Fund does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related auction, the Fund may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a retroactive taxable allocation and the additional amount were an additional dividend and notifies the auction agent of such inclusion at least five days prior to the applicable dividend payment date.

APPENDIX C

DIVIDEND REINVESTMENT PLANS

Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional common shares of the Fund. If a common shareholder does not participate, the shareholder will receive all distributions in cash paid by check mailed directly to the shareholder by American Stock Transfer & Trust Company (“AST”) as dividend paying agent. On the distribution payment date, if the Fund’s NAV is equal to or less than the market price per share plus estimated brokerage commissions, then new shares will be issued to DR Plan participants. The number of shares is determined by the greater of the NAV or 95% of the market price. Otherwise, shares generally will be purchased on the open market by AST, the “Plan Agent.” Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If a shareholder holds common shares in the name of a brokerage firm, bank, or other nominee, the shareholder can ask the firm or nominee to participate in the DR Plan on the shareholder’s behalf. If the nominee does not offer the DR Plan, the shareholder will need to request that his or her shares be re-registered in his or her name with each Fund’s transfer agent, AST, or the shareholder will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by each Fund. Each participant will be charged his or her pro rata share of brokerage commissions on all open-market purchases.

Shareholders of a Fund may join its respective DR Plan by filling out and mailing an authorization card or by notifying the DR Plan Agent by telephone. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date.

DR Plan participants may withdraw from the DR Plan at any time by writing to the Plan Agent. If a participant withdraws, he or she will receive shares in his or her name for all shares credited to the participant’s account under the DR Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the DR Plan of a Fund will have their dividends automatically reinvested in shares of the Combined Fund.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants in a DR Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by a Fund, the fair market value of such shares on the dividend payment date; or (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under a DR Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate its DR Plan upon 30 days’ written notice to all common shareholders of a Fund. All correspondence or additional information concerning the DR Plans should be directed to the Plan Agent, AST, P.O. Box 922 Wall Street Station New York, N.Y. 10269-0560, (866) 439-6787.

C-1

APPENDIX D

CERTAIN U.S. TAX CONSEQUENCES

Each Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, a Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income for the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of a Fund, including “net capital gains” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% federal tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying as a regulated investment company.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each holder of common shares of the Funds will receive all distributions of dividends and capital gains in cash, unless an election is made to participate in the DR plan. Each dividend distribution ordinarily will constitute income exempt from federal income tax. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, any taxable distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the DR Plan in additional shares of the Fund. In general, taxable dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum 15% tax rate (if any) and dividends from net capital gain (if any) that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A portion of the dividend distributions to individual shareholders may qualify as “qualified dividend income” as that term is defined in Section 1(h)(11) of the Code, qualifying for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 to the extent that such dividends are attributable to qualified dividend income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by a Fund (if any) to individual shareholders generally will qualify for the maximum 15% tax rate under such Act. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when a Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually and shareholders receiving distributions in the form of additional shares of a Fund will receive a report as to the NAV of those shares.

If a Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

When a Fund utilizes leverage through borrowing or issuing APS, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any Rating Agency that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund’s ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification for taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, a Fund may, in its sole discretion, purchase or redeem shares of APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. Each Fund will endeavor to avoid restrictions on its ability to distribute dividends.

If for any taxable year a Fund fails to qualify for treatment as a regulated investment company under the Code, the Fund will incur a regular federal corporate income tax on its taxable income (including capital gain), irrespective of whether such income has been distributed to shareholders. Taxable distributions to its shareholders for such year would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, if any. Before requalifying as a regulated investment company for a subsequent taxable year, the Fund would be required to distribute to shareholders any earnings and profits accumulated in the taxable year(s) for which it did not qualify as a regulated investment company.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may reflect realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income or capital gain to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares or the NAV at the time of the investor’s purchase of such shares, and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of a Fund’s shares (including APS) generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares (including a redemption of APS) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of a Fund (including APS) are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of APS were treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed APS will be taxable to shareholders as dividends as described above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a Fund’s income and gains or losses and hence of its distributions to shareholders.

Each Fund believes that under present law its APS will constitute stock of the Fund and distributions with respect to APS (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders (other than qualified dividend income and capital gain dividends). This view relies in part on a published ruling of the Internal Revenue Service (the “IRS”) stating that certain preferred stock similar in many material respects to APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the APS constitute debt of a Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by such Fund to shareholders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

If a Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Each Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of a Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of a Fund and its APS holders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to each Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

APPENDIX E FINANCIAL HIGHLIGHTS

Acquired Fund. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. Information for the six months ended May 31, 2008 has not been audited.

Selected data for a common share outstanding during the periods stated.
	6 months ended
	5-31-08(1)	Year ended	Year ended	Year ended	Year ended
	(unaudited)	11-30-07(1)	11-30-06(1)	11-30-05(1)	11-30-04(1)

Net asset value — Beginning of period/year
(Common Shares)	$14.740	$15.800	$15.150	$15.040	$15.530

Income (loss) from operations

Net investment income	$0.455	$0.944	$0.970	$1.013	$1.082
Net realized and unrealized gain (loss)	(0.676)	(1.049)	0.678	0.179	(0.450)
Distributions to preferred shareholders
From net investment income	(0.151)	(0.307)	(0.270)	(0.177)	(0.087)

Total income (loss) from operations	$(0.372)	$(0.412)	$1.378	$1.015	$0.545

Less distributions to common shareholders

From net investment income	$(0.318)	$(0.648)	$(0.728)	$(0.905)	$(1.035)

Total distributions to common shareholders	$(0.318)	$(0.648)	$(0.728)	$(0.905)	$(1.035)

Net asset value — End of period/year (Common shares)	$14.050	$14.740	$15.800	$15.150	$15.040

Market value — End of period/year (Common shares)	$12.580	$12.720	$14.180	$14.180	$15.250

Total Investment Return on Net Asset Value(4)	(2.23)%(5)	(2.26)%	9.84%	6.98%	3.80%

Total Investment Return on Market Value(4)	1.44%(5)	(6.02)%	5.32%	(1.25)%	5.76%

	6 months ended
	5-31-08(1)	Year ended	Year ended	Year ended	Year ended
	(unaudited)	11-30-07(1)	11-30-06(1)	11-30-05(1)	11-30-04(1)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period/year
(000’s omitted)	$59,830	$62,757	$67,252	$64,501	$63,911
Ratios (As a percentage of average net assets applicable to
common shares):(5)
Expenses excluding interest and fees	2.30%(9)	1.87%(11)	1.87%	1.86%	1.84%
Interest and fee expense(6)	0.44%(9)	0.75%	0.54%	0.42%	0.50%
Total expenses before custodian fee reduction	2.74%(9)	2.62%(11)	2.41%	2.28%	2.34%
Expenses after custodian fee reduction excluding
interest and fees	2.27%(9)	1.86%(11)	1.86%	1.85%	1.83%
Net investment income	6.45%(9)	6.16%	6.33%	6.65%	7.09%
Portfolio Turnover	73%(10)	26%	33%	15%	4%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets
applicable to common shares and preferred shares):(5)
Expenses excluding interest and fees	1.45%(9)	1.21%(11)	1.21%	1.20%	1.18%
Interest and fee expense(6)	0.28%(9)	0.48%	0.35%	0.27%	0.32%
Total expenses before custodian fee reduction	1.73%(9)	1.69%(11)	1.56%	1.47%	1.50%
Expenses after custodian fee reduction excluding
interest and fees	1.43%(9)	1.20%(11)	1.20%	1.19%	1.18%
Net investment income	4.05%(9)	3.99%	4.10%	4.30%	4.58%

Senior Securities:
Total preferred shares outstanding	1,420	1,420	1,420	1,420	1,420
Asset coverage per preferred share(7)	$67,139	$69,201	$72,363	$70,423	$70,011
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

	Year ended	Year ended	Year ended	Year ended	Year ended
	11-30-03(1)	11-30-02(1)(2)	11-30-01(1)	11-30-00(1)	11-30-99(1)(3)

Net asset value — Beginning of year (Common shares)	$14.730	$14.340	$13.070	$11.770	$15.000

Income (loss) from operations

Net investment income	$1.096	$1.103	$1.056	$1.028	$0.779
Net realized and unrealized gain (loss)	0.775	0.358	1.162	1.318	(3.180)
Distributions to preferred shareholders
From net investment income	(0.076)	(0.118)	(0.243)	(0.338)	(0.200)

Total income (loss) from operations	$1.795	$1.343	$1.975	$2.008	$(2.601)

Less distributions to common shareholders

From net investment income	$(0.995)	$(0.953)	$(0.705)	$(0.708)	$(0.502)

Total distributions to common shareholders	$(0.995)	$(0.953)	$(0.705)	$(0.708)	$(0.502)

Preferred and Common shares offering costs charged
to paid-in capital	$ —	$ —	$ —	$ —	$(0.042)

Preferred Shares underwriting discounts	$ —	$ —	$ —	$ —	$(0.085)

Net asset value — End of year (Common shares)	$15.530	$14.730	$14.340	$13.070	$11.770

Market value — End of year (Common shares)	$15.455	$14.400	$13.380	$10.500	$10.438

Total Investment Return on Net Asset Value(4)	12.65%	9.93%	—	—	—

Total Investment Return on Market Value(4)	14.67%	15.18%	34.91%	7.20%	(27.62)%

	Year ended	Year ended	Year ended	Year ended	Year ended
	11-30-03(1)	11-30-02(1)(2)	11-30-01(1)	11-30-00(1)	11-30-99(1)(3)

Ratios/Supplemental Data

Net assets applicable to common shares, end of year
(000’s omitted)	$65,902	$62,302	$60,646	$55,296	$49,715
Ratios (As a percentage of average net assets applicable to
common shares):(5)
Expenses excluding interest and fees	1.83%	1.87%	—	—	—
Interest and fee expense(6)	0.58%	0.69%	—	—	—
Total expenses before custodian fee reduction	2.41%	2.56%	1.90%	1.99%	1.74%(9)
Expenses after custodian fee reduction excluding
interest and fees	1.82%	1.86%	1.82%	1.91%	1.68%(9)
Net investment income	7.20%	7.61%	7.46%	8.59%	6.89%(9)
Portfolio Turnover	15%	14%	24%	20%	101%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets
applicable to common shares and preferred shares):(5)
Expenses excluding interest and fees	1.18%	1.18%	—	—	—
Interest and fee expense(6)	0.37%	0.44%	—	—	—
Total expenses before custodian fee reduction	1.55%	1.62%	1.19%	1.16%	1.11%(9)
Expenses after custodian fee reduction excluding
interest and fees	1.18%	1.18%	1.14%	1.12%	1.07%(9)
Net investment income	4.64%	4.82%	4.68%	5.05%	4.39%(9)

Senior Securities:
Total preferred shares outstanding	1,420	1,420	1,420	1,420	1,420
Asset coverage per preferred share(7)	$71,412	$68,878	$67,695	$63,944	$60,023
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Net investment income per share was computed using average common shares outstanding.

(2)	The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002, increase the ratio of net investment income to average net assets applicable to common shares from 7.60% to 7.61%, and increase the ratio of net investment income to average total net assets from 4.81% to 4.82%. Per share data and ratios for the period prior to December 1, 2001 have not been restated to reflect this change in presentation.

(3)	For the period from the start of business, January 29, 1999, to November 30, 1999.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of reinvested shares of the Fund and the amount of per share realized gains and losses at such time.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H to the audited financial statements in the Fund’s November 30, 2007 Annual Report).

(7)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing this number by the number of preferred shares outstanding.

(8)	Plus accumulated and unpaid dividends.

(9)	Annualized.

(10)	Not annualized.

(11)	The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

National Fund. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. Information for the six months ended March 31, 2008 has not been audited.

Selected data for a common share outstanding during the years stated.

	6 months ended
	5-31-08(1)	Year ended	Year ended	Year ended	Year ended
	(unaudited)	11-30-07(1)	11-30-06(1)	11-30-05(1)	11-30-04(1)

Net asset value — Beginning of period/year
(Common Shares)	$14.370	$15.880	$14.470	$13.950	$14.090

Income (loss) from operations

Net investment income	$0.572	$1.076	$1.100	$1.165	$1.268
Net realized and unrealized gain (loss)	(0.799)	(1.518)	1.444	0.611	(0.128)
Distributions to preferred shareholders
From net investment income	(0.138)	(0.278)	(0.252)	(0.151)	(0.090)

Total income (loss) from operations	$(0.365)	$(0.720)	$2.292	$1.625	$1.050

Less distributions to common shareholders

From net investment income	$(0.395)	$(0.790)	$(0.882)	$(1.105)	$(1.190)

Total distributions to common shareholders	$(0.395)	$(0.790)	$(0.882)	$(1.105)	$(1.190)

Net asset value — End of period/year (Common shares)	$13.610	$14.370	$15.880	$14.470	$13.950

Market value — End of period/year (Common shares)	$14.060	$13.300	$16.010	$14.960	$16.150

Total Investment Return on Net Asset Value(4)	(2.51)%(9)	(4.62)%	16.33%	11.56%	7.28%

Total Investment Return on Market Value(4)	8.82%(9)	(12.44)%	13.43%	(0.38)%	12.54%

	6 months ended
	5-31-08(1)	Year ended	Year ended	Year ended	Year ended
	(unaudited)	11-30-07(1)	11-30-06(1)	11-30-05(1)	11-30-04(1)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period/year
(000’s omitted)	$234,493	$246,974	$272,274	$246,915	$236,303
Ratios (As a percentage of average net assets applicable to
common shares):(5)
Expenses excluding interest and fees	1.80%(9)	1.71%(11)	1.76%	1.79%	1.79%
Interest and fee expense(6)	0.66%(9)	1.35%	1.46%	0.95%	0.80%
Total expenses before custodian fee reduction	2.46%(9)	3.06%(11)	3.22%	2.74%	2.59%
Expenses after custodian fee reduction excluding
interest and fees	1.78%(9)	1.70%(11)	1.75%	1.78%	1.78%
Net investment income	8.35%(9)	7.02%	7.27%	8.08%	9.14%
Portfolio Turnover	27%(10)	37%	41%	28%	21%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets
applicable to common shares and preferred shares):(5)
Expenses excluding interest and fees	1.16%(9)	1.14%(11)	1.17%	1.17%	1.15%
Interest and fee expense(6)	0.42%(9)	0.90%	0.97%	0.62%	0.51%
Total expenses before custodian fee reduction	1.58%(9)	2.04%(11)	2.14%	1.79%	1.66%
Expenses after custodian fee reduction excluding
interest and fees	1.14%(9)	1.14%(11)	1.17%	1.16%	1.14%
Net investment income	5.37%(9)	4.69%	4.83%	5.27%	5.86%

Senior Securities:
Total preferred shares outstanding	5,240	5,240	5,240	5,240	5,240
Asset coverage per preferred share(7)	$69,756	$72,138	$76,963	$72,128	$70,112
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

	Year ended	Year ended	Year ended	Year ended	Year ended
	11-30-03(1)	11-30-02(1)(2)	11-30-01(1)	11-30-00(1)	11-30-99(1)(3)

Net asset value — Beginning of year (Common shares)	$13.020	$12.930	$11.950	$11.720	$15.000

Income (loss) from operations

Net investment income	$1.269	$1.255	$1.124	$1.083	$0.837
Net realized and unrealized gain (loss)	1.026	0.013	0.873	0.260	(3.246)
Distributions to preferred shareholders
From net investment income	(0.095)	(0.148)	(0.240)	(0.328)	(0.197)

Total income (loss) from operations	$2.200	$1.120	$1.757	$1.015	$(2.606)

Less distributions to common shareholders

From net investment income	$(1.130)	$(1.030)	$(0.777)	$(0.785)	$(0.550)

Total distributions to common shareholders	$(1.130)	$(1.030)	$(0.777)	$(0.785)	$(0.550)

Preferred and Common shares offering costs charged
to paid-in capital	$ —	$ —	$ —	$ —	$(0.042)

Preferred Shares underwriting discounts	$ —	$ —	$ —	$ —	$(0.082)

Net asset value — End of year (Common shares)	$14.090	$13.020	$12.930	$11.950	$11.720

Market value — End of year (Common shares)	$15.550	$14.050	$13.500	$11.125	$11.688

Total Investment Return on Net Asset Value(4)	17.35%	8.68%	—	—	—

Total Investment Return on Market Value(4)	20.02%	12.32%	28.95%	2.05%	(18.74)%

	Year ended	Year ended	Year ended	Year ended	Year ended
	11-30-03(1)	11-30-02(1)(2)	11-30-01(1)	11-30-00(1)	11-30-99(1)(3)

Ratios/Supplemental Data

Net assets applicable to common shares, end of year
(000’s omitted)	$236,560	$216,275	$212,315	$194,676	$190,209
Ratios (As a percentage of average net assets applicable to
common shares):(5)
Expenses excluding interest and fees	1.80%	1.89%	—	—	—
Interest and fee expense(6)	0.71%	0.82%	—	—	—
Total expenses before custodian fee reduction	2.51%	2.71%	1.88%	1.95%	1.76%(9)
Expenses after custodian fee reduction excluding
interest and fees	1.80%	1.88%	1.88%	1.91%	1.70%(9)
Net investment income	9.37%	9.69%	8.79%	9.47%	7.38%(9)
Portfolio Turnover	20%	14%	60%	66%	151%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets
applicable to common shares and preferred shares):(5)
Expenses excluding interest and fees	1.14%	1.17%	—	—	—
Interest and fee expense(6)	0.45%	0.51%	—	—	—
Total expenses before custodian fee reduction	1.59%	1.68%	1.15%	1.15%	1.14%(9)
Expenses after custodian fee reduction excluding
interest and fees	1.14%	1.17%	1.15%	1.12%	1.10%(9)
Net investment income	5.93%	6.01%	5.40%	5.56%	4.77%(9)

Senior Securities:
Total preferred shares outstanding	5,240	5,240	5,240	5,240	5,240
Asset coverage per preferred share(7)	$70,154	$66,291	$65,548	$62,155	$61,308
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Net investment income per share was computed using average common shares outstanding.

(2)	The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69%, and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%. Per share data and ratios for the period prior to December 1, 2001 have not been restated to reflect this change in presentation.

(3)	For the period from the start of business, January 29, 1999, to November 30, 1999.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of reinvested shares of the Fund and the amount of per share realized gains and losses at such time.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H to the audited financial statements in the Fund’s November 30, 2007 Annual Report).

(7)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing this number by the number of preferred shares outstanding.

(8)	Plus accumulated and unpaid dividends.

(9)	Annualized.

(10)	Not annualized.

(11)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

EATON VANCE NATIONAL MUNICIPAL INCOME TRUST (the “Acquired Fund”)

BY AND IN EXCHANGE FOR SHARES OF

EATON VANCE MUNICIPAL INCOME TRUST (the “Acquiring Fund,” together with the Acquired Fund, (the “Funds,” and each a “Fund”))

January [ ], 2009

This Statement of Additional Information is available to the shareholders of Eaton Vance National Municipal Income Trust in connection with the proposed reorganization (the “Reorganization”) whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest with $0.01 par value (“Acquiring Fund Common Shares”) and a newly-issued Series C of Auction Preferred Shares with $0.01 par value and a liquidation preference of $25,000 (“Acquiring Fund APS”) to the Acquired Fund. The Acquired Fund will: (i) distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund APS to its preferred shareholders; (ii) terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”); and (iii) dissolve under applicable state law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus dated January [    ], 2008 relating to the proposed Reorganization of the Acquired Fund into the Acquiring Fund (the “Proxy Statement/Prospectus”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Eaton Vance at 225 State Street, Boston, Massachusetts 02109. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC’s web site at (http://www.sec.gov).

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TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	3
MANAGEMENT AND ORGANIZATION	10
RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES	15
INVESTMENT ADVISORY AND OTHER SERVICES	16
OTHER SERVICE PROVIDERS	18
DETERMINATION OF NET ASSET VALUE	19
PORTFOLIO TRADING	19
TAXES	21
OTHER INFORMATION	23
FINANCIAL STATEMENTS	24
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – U.S. TERRITORIES	B-1
APPENDIX C – PROXY VOTING POLICIES	C-1

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Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Proxy/Statement Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) is included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Funds may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or

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imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

Concentration. Each Fund may invest a total of up to 25% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Information about some of these conditions and developments is included in Appendix B.

Sector Concentration. A Fund may invest 25% or more of its total assets in municipal obligations in certain economic sectors. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

The Funds may invest in tobacco bonds. Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette

4

consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Insured Obligations. Each Fund may purchase municipal obligations that are insured as to their scheduled payment of principal and interest. Such insurance generally will be obtained from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund’s current yield. In addition, changes in the claims-paying ability or other ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. See Appendix A for a description of the claims-paying ability ratings of S&P and Moody’s. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s shares.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. A Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and a Fund is required to distribute its income for each taxable year. Thus, the Funds may have to sell other investments to obtain cash needed to make income distributions.

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When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. A Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it set aside cash to pay for when-issued securities.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

Variable Rate Obligations. A Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Tender Option Bonds. Each may invest in residual interests of a trust (the “trust”) that holds municipal securities (“tender option bonds”). The trust will also issue floating rate notes to third parties that may be senior to a Fund’s residual interest. A Fund receives interest payments on tender option bonds that bear an inverse relationship to the interest rate paid on the floating rate notes (“inverse floaters”). Typically, a Fund will sell a municipal bond to the trust to create the tender option bond. The Fund may use the proceeds of such sale for investment purposes, provided such tender option bonds do not exceed 10% of the Fund’s total assets. Each Fund may invest in tender option bonds to finance APS redemptions. As a result of Financial Accounting Standards Statement No.140

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(“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in a Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders.

The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose a Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to a Fund’s restrictions on borrowings.

Under certain circumstances, a Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Absent a shortfall and forbearance agreement, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. None of the Funds will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by a Fund of any income realized by the Fund from securities loans will be taxable. If the management of a

7

Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund’s total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Funds have no present intention of engaging in securities lending.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund’s custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage Requirements. Transactions involving when-issued securities, futures contracts and options (other than options that a Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to segregated accounts or to cover could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Portfolio Turnover. A Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The portfolio turnover rates for the Acquired Fund for the fiscal years ended November 30, 2008 and November 30, 2007 were [ ]% and 26%, respectively. The portfolio turnover rates for the Acquiring Fund for the fiscal years ended November 30, 2008 and November 30, 2007 were [ ]% and 37%, respectively.

8

Investment Restrictions. The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy neither Fund may:

       (1) Borrow money, except as permitted by the 1940 Act;

     (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

     (3) Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

     (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

     (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

     (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

     (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

      (8) Invest more than 25% of its total assets of issuers in any one industry.

For purposes of a Fund’s investment restrictions, the determination of the “issuer” of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that a Fund have 300% net asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. The Funds may invest more than 25% of total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, industrial development bonds and private activity securities. Each Fund reserves the right to invest more than 25% of total asset in each of these sectors.

Each Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund’s shareholders. As a matter of nonfundamental policy, none of the Funds make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

9

Upon the approval by its Board of Trustee (the “Board”), a Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Proxy Statement/Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, each Fund must always be in compliance with the borrowing policies set forth above.

MANAGEMENT AND ORGANIZATION

Management

The Trustees and officers of the Acquired Fund (for purposes of the following chart, “FEV”) and Acquiring Fund (for purposes of the following chart, “EVN”) are listed below. The Trustees and officers hold positions within both Funds and affiliated funds.

Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Number
of Portfolios
in Fund
		Term of		Complex
	Position(s)	Office and		Overseen
Name and	with the	Length of	Principal Occupation(s)	By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E.	Class II	Until 2010.	Chairman, Chief Executive Officer and President	173	Director of EVC
Faust Jr.	Trustee	3 years.	of EVC, Director and President of EV, Chief
5/31/58		Trustee since	Executive Officer and President of EVM and
		2007.	BMR, and Director of EVD. Trustee and/or
officer of 173 registered investment companies
and 4 private investment companies managed by
EVM or BMR. Mr. Faust is an interested person
because of his positions with EVC, EVM, BMR,
EV and EVD, which are affiliates of the Funds.

Noninterested Trustees

Benjamin C.	Class I APS	Until 2009.	Roy and Elizabeth Simmons Professor of	173	None
Esty	Trustee	3 years.	Business Administration, Harvard University
1/2/63		Trustee since	Graduate School of Business Administration.
2006.

10

Number
of Portfolios
in Fund
		Term of		Complex
	Position(s)	Office and		Overseen
Name and	with the	Length of	Principal Occupation(s)	By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Allen R.	Class II	Until 2010.	Former Chairman (2002-2004) and a Director	173	Director of Assurant, Inc.
Freedman	Trustee	3 years.	(1983-2004) of Systems & Computer		(insurance provider) and
4/3/40		Trustee since	Technology Corp. (provider of software to higher		Stonemor Partners L.P.
		2007.	education). Formerly, a Director of Loring Ward		(owner and operator of
			International (fund distributor) (2005-2007).		cemeteries)
Formerly, Chairman and a Director of Indus
International, Inc. (provider of enterprise
management software to the power generating
industry) (2005-2007).

William H.	Class III	Until 2011.	Vice Chairman, Commercial Industrial Finance	173	None
Park	Trustee	3 years.	Corp. (specialty finance company) (since 2006).
9/19/47		Trustee since	Formerly, President and Chief Executive Officer,
		2003.	Prizm Capital Management, LLC (investment
management firm) (2002-2005).

Ronald A.	Class I	Until 2009.	Professor of Law, Georgetown University Law	173	None
Pearlman	Trustee	3 years.	Center.
7/10/40		Trustee since
2003.

Helen Frame	Class III	Until 2011.	Professor of Finance, Carroll School of	173	Director of Federal
Peters	Trustee	3 years.	Management, Boston College (since 2003).		Home Loan Bank of
3/22/48		Trustee since	Adjunct Professor of Finance, Peking University,		Boston (a bank for
		2008.	Beijing, China (since 2005). Formerly, Dean,		banks) and BJ’s
			Carroll School of Management, Boston College		Wholesale Clubs
			(2000-2003).		(wholesale club retailer);
Trustee of SPDR Index
Shares Funds and SPDR
Series Trust (exchange
traded funds)

Heidi L.	Class III	Until 2011.	Managing Partner, Topridge Associates LLC	173	Director of Nuclear
Steiger	Trustee	3 years.	(global wealth management firm) (since 2008);		Electric Insurance Ltd.
7/8/53		Trustee since	Senior Advisor (since 2008), President (2005-		(nuclear insurance
		2007.	2008), Lowenhaupt Global Advisors, LLC		provider) and Aviva
			(global wealth management firm). Formerly,		USA (insurance
			President and Contributing Editor, Worth		provider)
Magazine (2004-2005); Formerly, Executive
Vice President and Global Head of Private Asset
Management (and various other positions),
Neuberger Berman (investment firm) (1986-
2004).

Lynn A.	Class III	Until 2011.	Paul Hastings Professor of Corporate and	173	None
Stout	Trustee	3 years.	Securities Law (since 2006) and Professor of
9/14/57		Trustee since	Law (2001-2006), University of California at Los
		1998.	Angeles School of Law.

11

Number
of Portfolios
in Fund
		Term of		Complex
	Position(s)	Office and		Overseen
Name and	with the	Length of	Principal Occupation(s)	By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships

Ralph F. Verni	Chairman	Trustee until	Consultant and private investor.	173	None
1/26/43	of the	2010. 3
	Board and	years.
	Class II	Trustees
	APS	since 2006;
	Trustee	Chairman
since 2007.

(1)	Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Funds	Service	During Past Five Years

Cynthia J.	President of FEV and Vice	President of FEV since 2005 and	Vice President of EVM and BMR. Officer of 90
Clemson	President of EVN	Vice President of EVN since	registered investment companies managed by
3/2/63		2004	EVM or BMR.

Robert B.	President of EVN and Vice	President of EVN since 2005	Vice President of EVM and BMR. Officer of 90
MacIntosh	President of FEV	and Vice President of FEV since	registered investment companies managed by
1/22/57		1998	EVM or BMR.

William H.	Vice President of EVN	Since 2004	Vice President of EVM and BMR. Officer of 75
Ahern, Jr.			registered investment companies managed by
7/28/59			EVM or BMR.

Thomas M.	Vice President	Vice President of EVN since	Vice President of EVM and BMR. Officer of 44
Metzold		1998 and of FEV since 2008	registered investment companies managed by
8/3/58			EVM or BMR.

Barbara E.	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173
Campbell			registered investment companies managed by
6/19/57			EVM and BMR.

Maureen A.	Secretary and Chief Legal Officer	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 173
Gemma		Chief Legal Officer since 2008	registered investment companies managed by
5/24/60			EVM or BMR.

Paul M. O'Neil	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173
7/11/53			registered investment companies managed by
EVM or BMR.

The Board of Trustees of each Fund has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair), Peters and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee of the Board of Trustees of each Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the

12

Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended November 30, 2008, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair) and Verni and Mmes. Stout and Steiger are members of the Audit Committee of the Board of Trustees of each Fund. The Board of Trustees has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC, American Stock Exchange and New York Stock Exchange rules for inclusion in the proxy statement of each Fund. During the fiscal year ended November 30, 2008, the Audit Committee convened six times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Ms. Peters are currently members of the Contract Review Committee of the Board of Trustees of each Fund. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees of the Funds. During the fiscal year ended November 30, 2008, the Contract Review Committee convened ten times.

Messrs. Esty and Freedman, and Ms. Peters are currently members of the Portfolio Management Committee of the Board of Trustees of each Fund. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to each Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. During the fiscal year ended November 30, 2008, the Portfolio Management Committee convened four times.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of each Fund. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and each Fund’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended November 30, 2008, the Compliance Reports and Regulatory Matters Committee convened four times.

Share Ownership and Compensation

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Acquired Fund and the Acquiring Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2008.

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Aggregate Dollar Range of Equity
	Dollar Range of Equity		Securities Owned in All Registered
	Securities Owned in the	Dollar Range of Equity Securities	Funds Overseen by Trustee in the
Name of Trustee	Acquired Fund	Owned in the Acquiring Fund	Eaton Vance Fund Complex

Interested Trustee
Thomas E. Faust Jr.	None	None	[	]

Noninterested Trustees
Benjamin C. Esty	None	None	[	]
Allen R. Freedman	None	None	[	]
William H. Park	None	None	[	]
Ronald A. Pearlman	None	None	[	]
Helen Frame Peters	None	None	[	]
Heidi L. Steiger	None	None	[	]
Lynn A. Stout	None	None	[	]
Ralph F. Verni	None	None	[	]

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

[As of December 31, 2008, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.]

During the calendar years ended December 31, 2007 and December 31, 2008, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) either Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) either Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2007 and December 31, 2008, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the noninterested Trustees of each Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund). During the fiscal year ending November 30, 2008, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2008, the noninterested Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

14

Source of	Benjamin C.	Allen R.	William H.	Ronald A.	Helen Frame	Heidi L.	Lynn A.	Ralph F.
Compensation	Esty	Freedman	Park(2)	Pearlman	Peters(1)	Steiger	Stout(3)	Verni(4)

Acquired Fund	$	$	$	$		$	$	$
Acquiring Fund	$	$	$	$		$	$	$
Fund Complex(1)	$	$	$(5)	$		$	$(6)	$(7)

(1)	As of January 1, 2009, the Eaton Vance Fund Complex consisted of 173 registered investment companies or series thereof. Ms. Peters was elected as a Trustee effective November 17, 2008. Norton H. Reamer retired as a Trustee on July 1, 2008. For the fiscal year ended November 30, 2008, Mr. Reamer received Trustees fees of $[ ] and $[ ] from the Acquired Fund and Acquiring Fund, respectively. For the calendar year ended December 31, 2008, Mr. Reamer received $[ ] from the Fund Complex.

(2)	Includes deferred compensation as follows: Acquired Fund - $[ ] and Acquiring Fund - $[ ].

(3)	Includes deferred compensation as follows: Acquired Fund - $[ ] and Acquiring Fund - $[ ].

(4)	Includes deferred compensation as follows: Acquired Fund - $[ ] and Acquiring Fund - $[ ].

(5)	Includes $[ ] of deferred compensation.

(6)	Includes $[ ] of deferred compensation.

(7)	Includes $[ ] of deferred compensation.

Organization

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of a Fund. Each Fund’s Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. Each Fund’s Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. Each Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

Each Fund’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Fund’s Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

Each Fund’s Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. Each Fund’s Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES

(As of January [   ], 2009, based on each Fund’s net asset value for the preceding month)

Acquired Fund

Percentage Ownership
	Record Owner	(Approximate)

15

Acquiring Fund

Percentage Ownership
	Record Owner	(Approximate)

Each Fund may be required to disclose certain information regarding 5% record owners pursuant to applicable securities laws.

Proxy Voting Policy. The Board of Trustees of each Fund have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix C. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Funds and provides related office facilities and personnel subject to the supervision of the Funds’ Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Funds and what portion, if any, of a Fund’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Funds who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

Under the Advisory Agreements, each Fund pays a monthly management fee to the investment adviser as compensation for investment advisory services rendered to the Fund. The fee for each Fund is computed at an annual rate of 0.70% of the Fund’s average weekly gross assets and is payable monthly. The investment adviser receives an annual rate of 0.20% of weekly gross assets for its services as administrator to the Funds. The Proxy Statement/Prospectus has more detailed information regarding each Fund’s advisory fees. The table below indicates the amount each Fund paid to the Adviser during the last three fiscal years for each Fund:

Fund	Fiscal Year/Advisory Fee		Fiscal Year/Advisory Fee		Fiscal Year/Advisory Fee

Acquired Fund	11/30/2006:	$704,751	11/30/2007:	$705,323	11/30/2008:	$_______
Acquiring Fund	11/30/2006:	$2,728,408	11/30/2007:	$2,759,779	11/30/2008:	$_______

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About Eaton Vance. Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Vincent M. O’Reilly, Dorothy E. Puhy, Duncan W. Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust,

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Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, Payson F. Swaffield, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Funds (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public conference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing, to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Portfolio Managers. Thomas M. Metzold, CFA, serves as the portfolio manager of both Funds. Mr. Metzold manages other investment companies and/or investment accounts in addition to the Funds. The following table shows, as of November 30, 2008 the number of accounts Mr. Metzold managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

				Total Assets of
	Number of	Total Assets of	Number of Accounts	Accounts Paying a
	All Accounts	All Accounts*	Paying a Performance Fee	Performance Fee*
Registered Investment Companies	__	$______	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Mr. Metzold did not beneficially own any shares of the Funds as of the Funds most recent fiscal year ended November 30, 2008. [However, Mr. Metzold beneficially owned over $1,000,000 of all Eaton Vance funds as of December 31, 2008.]

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for Eaton Vance. Compensation of investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed

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primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the Proxy Statement/Prospectus, Eaton Vance serves as administrator of each Fund and receives 0.20% of each Fund’s weekly gross assets for providing administrative services to each Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of each Fund, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser).

OTHER SERVICE PROVIDERS

Custodian. State Street Bank and Trust Company (“State Street“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. State Street has custody of all cash and securities of the Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds. State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Funds and such banks.

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Independent Registered Public Accounting Firm. _________________________________ , is the independent registered public accounting firm of each Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, serves as transfer and dividend disbursing agent for each Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per Share of each Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund’s net asset value per Share is determined by State Street, in the manner authorized by the Trustees of the Funds. Net asset value is computed by dividing the value of a Fund’s total assets, less its liabilities by the number of shares outstanding.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of a Fund’s Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

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As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Since May 1, 2004, the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

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Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of each Fund that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended November 30, 2008, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

					Commissions Paid on
				Amount of Transactions	Transactions
				Directed to Firms	Directed to Firms
	Brokerage Commissions for the Fiscal Year Ended			Providing Research	Providing Research
Fund	11/30/08	11/30/07	11/30/06	11/30/08	11/30/08
Acquired Fund	$_____	$_____	$_____	0	$0
Acquiring Fund				0	$0

As of November 30, 2008, neither Fund held securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

TAXES

Each Fund has elected to be treated and intends to qualify each year as a RIC under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not paid out during such year and on which a Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC, the Fund will be treated as a partnership for Massachusetts and federal tax purposes, and the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, a Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

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A Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by each Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund’s taking certain positions in connection with ownership of such distressed securities.

Distributions by a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for a Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of each Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of Social Security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund and allocated to the Fund.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. A Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or

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may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Amounts paid by a Fund to individuals and certain other shareholders who have not provided a Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom a Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from a Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid during 2008. An individual’s TIN is generally his or her Social Security number.

If a Fund issues preferred shares, the Fund will designate dividends made to holders of Shares and to holders of those preferred shares in accordance with each class’s proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

The Funds are not appropriate for non-U.S. investors or as a retirement plan investment.

State and Local Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Each Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Acquiring Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

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FINANCIAL STATEMENTS

Incorporated herein by reference are:

(i)	the audited financial statements of the Acquired Fund for the fiscal year ended 11/30/2008 are incorporated by reference herein to the Acquired Fund’s annual report filed on Form N-CSR on _____/2009 Accession No. 0001104659-09-00____;

(ii)	the audited financial statements of the Acquiring Fund for the fiscal year ended 11/30/2008 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on _____/2009 Accession No. 0001104659-09-00____.

The pro forma financial statements required by Rule 11-01 of Regulation S-X will be as of the end of the Funds’ most recent fiscal year, November 30, 2008, and will be filed by pre-effective amendment to the Registration Statement.

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Obligations Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk. A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that a ranking in the lower end of that generic rating category.

Short-Term Corporate Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations. NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

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US Municipal Ratings

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

US Municipal Long-Term Debt Ratings

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Obligation Ratings and Demand Obligation Ratings Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

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MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/VMIG. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidty provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections neccesary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Group (“S&P”) Issue Credit Ratings Definitions

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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LONG-TERM ISSUE CREDIT RATINGS:

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, and CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ISSUER CREDIT RATINGS DEFINTIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long- or short-term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’ and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

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B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor

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will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

Municipal Ratings

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Credit Ratings Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C: For issuers performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

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F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company. Insurance Companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Standard &Poor’s Insurance Financial Strength Ratings

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms. This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, or the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met. Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances. Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security. An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

Fitch Insurer Financial Strength Ratings

The Fitch Insurer Financial Strength (“IFS”) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form

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of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes. The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect such obligations are included in the IFS Rating. Expected recoveries are based on Fitch's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have been ceased or interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralizing or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations. IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations. The IFS Rating does not address the quality of an insurer's claims handling services or the relative value of products sold. ‘AAA’ IFS Rating is exceptional strong. ‘AAA’ IFS Rating denotes the lowest exception of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations on a timely basis. This capacity is highly unlikely to be adversely affected by foreseeable events.

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APPENDIX B

U.S. TERRITORIES (PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM)

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing “possessions corporation” status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a “qualifying domestic corporation” that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A was phased out January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico’s exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico’s commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits for fiscal years 2002 - 2006. In fiscal year 2006, the Commonwealth hoped to balance the budget with cost saving measures and new excise taxes, but the deficit balloned to $1.1 billion. As a result of continued annual deficits, and the 2 week shut down of non-essential government employees in May 2006, Moody’s lowered the rating on Puerto Rico to Baa3 from Baa2 on May 8, 2006. S&P rates Puerto Rico BBB- after a downgrade from BBB in May 2007 and A- in September 2005. In 2007, the government made progress toward structural balance by instituting a sales tax and flat spending. As a result, Moody’s changed their outlook from negative to stable last fall. However, due to the weakened economies of Puerto Rico and the U.S., Puerto Rico is estimating bigger budget shortfalls in fiscal years 2008 and 2009.

The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by

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4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future. Moody’s assigned a Baa3 rating to the territory and S&P a BBB- in September 2006.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam’s financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam’s rating to BB (below investment grade) from BBB– on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam’s debt to B from BB on May 6, 2003. Guam is not rated by Moody’s.

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APPENDIX C

PROXY VOTING POLICIES

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or subcommittee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy

Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e. g. , proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e. g. , certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc.

(“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

o	The client, in the case of an individual or corporate client;

o	In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

o	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Insured Municipal Bond Fund Eaton Vance National Municipal Income Trust

Statement of Additional Information , 2008

Investment Adviser and Administrator Eaton Vance Management The Eaton Vance Building 255 State Street Boston, MA 02109

Custodian State Street Bank and Trust Company 200 Clarendon Street, 6th Floor Boston, MA 02116

Transfer Agent American Stock Transfer & Trust Company 59 Maiden Lane Plaza Level New York, NY 10038 (800) 937-5449

Independent Registered Public Accounting Firm
_________________
_________________
_________________

PART C

OTHER INFORMATION

Item 15. Indemnification

     Article IV of the Registrant’s Agreement and Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XII of the By-Laws contains indemnification provisions.

     The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The advisory agreement of the Registrant provides the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

     The underwriting agreement of the Registrant also provides for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust dated December 10, 1998 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-68719 and 811-09141) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 1998 (Accession No. 0000940394-98-000411) (“Initial Common Shares Registration Statement”).

(b)	Amendment to Agreement and Declaration of Trust dated August 11, 2008 filed herewith.

(2)(a)	By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

(b)	Amendment to By-Laws incorporated herein by reference to the Registrant’s APS Pre-Effective Amendment No. 1 on Form N-2/A (File No. 333-70725) and Amendment No. 3 (File No. 811-09141) filed with the Commission on March 1, 1999 (Accession No.
0000950135-99-001095) (“APS Pre-Effective Amendment No. 1”).

(c)	Amendment to By-Laws dated August 16, 1999 filed herewith.

(d)	Amendment to By-Laws dated February 13, 2003 filed herewith.

(e)	Amendment to By-Laws dated December 20, 2004 filed herewith.

(f)	Amendment to By-Laws dated February 7, 2005 filed herewith.

(g)	Amendment to By-Laws dated February 8, 2005 filed herewith.

(h)	Amendment to By-Laws dated September 15, 2005 filed herewith.

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(i)	Amendment to By-Laws dated December 11, 2006 filed herewith.

(j)	Amendment to By-Laws dated August 11, 2008 filed herewith.

(k)	Amendment to By-Laws dated November 17, 2008 filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix A to the Proxy Statement/Prospectus and included in Part A of this Registration Statement.

(5)(a)	Specimen Certificate for Common Shares of Beneficial Interest incorporated herein to the Registrant’s Common Shares Pre-Effective Amendment No. 1 on Form N-2/A (File No. 333-68719) and Amendment No. 2 (File No. 811-21142) filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) (“Common Shares Pre-Effective Amendment No. 1”).

(b)	Specimen Certificate of Series A Auction Preferred Shares is incorporated herein by reference to the Registrant’s APS Pre-Effective Amendment No. 1.

(c)	Specimen Certificate of Series B Auction Preferred Shares is incorporated herein by reference to Registrant’s APS Pre-Effective Amendment No. 1.

(d)	Form of Specimen Certificate of Series C Auction Preferred Shares filed herewith.

(6)	Investment Advisory Agreement dated December 21, 1998 is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(7)(a)	Form of Underwriting Agreement as to Registrant’s Common Shares is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(b)	Amended and Restated Master Agreement Among Underwriters as to Registrant’s Common Shares is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(c)	Amended and Restated Master Selected Dealers Agreement as to Registrant’s Common Shares is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(d)	Underwriting Agreement as to Registrant’s Auction Preferred Shares is incorporated herein by reference to the Registrant’s APS Pre-Effective Amendment No. 1.

(e)	Amended and Restated Master Agreement Among Underwriters as to Registrant’s Auction Preferred Shares is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(f)	Amended and Restated Master Selected Dealers Agreement as to Registrant’s Auction Preferred Shares is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(8)	Not applicable.

C-2

(9)(a)	Master Custodian Agreement with State Street Bank and Trust Company (as successor to
Investors Bank & Trust Company) dated December 21, 1998 is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(b)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with State
Street Bank and Trust Company (as successor to Investors Bank & Trust Company) filed as Exhibit (j)(2) to Pre-Effective Amendment No. 2 on Form N-2 of Eaton Vance Tax-
Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528)
and incorporated herein by reference.

(c)	Delegation Agreement dated December 11, 2000, with State Street Bank and Trust
Company (as successor to Investors Bank & Trust Company) filed as Exhibit (j)(e) to the
Eaton Vance Prime Rate Reserves on Form N-2, Amendment No. 5 (File Nos. 333-
32267, 811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel as to legality of securities being registered by Registrant to be filed by amendment.

(12)	Opinion of K&L Gates LLP as to tax matters and consent to be filed by amendment.

(13)(a)	Transfer Agency Agreement dated August 1, 2008 filed as Exhibit (h)(1) to Post-
Effective Amendment No. 70 of Eaton Vance Series Trust II (File Nos. 02-42722, 811-
02258) filed with the Commission on November 27, 2008 (Accession No.
0000940394-08-001324) and incorporated herein by reference.

(b)	Administration Agreement dated December 21, 1998 is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(c)	Letter Agreement with Eaton Vance Management is incorporated herein by reference to the Registrant’s Common Shares Pre-Effective Amendment No. 1.

(d)	Auction Agreement between Registrant and the Auction Agent as to Registrant’s Auction Preferred Shares incorporated herein by reference to Registrant’s APS Pre-Effective Amendment No. 1.

(g)	Broker-Dealer Agreement as to Registrant’s Auction Preferred Shares incorporated herein by reference to Registrant’s APS Pre-Effective Amendment No. 1.

(14)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(15)	Not applicable.

(16)(a)	Power of Attorney dated August 29, 2008 filed herewith.

(16)(b)	Power of Attorney dated November 17, 2008 filed herewith.

C-3

(17)(a)	(i)	Eaton Vance National Municipal Income Trust Annual Report to Shareholders for the period ended November 30, 2008 to be filed by amendment.

	(ii)	Eaton Vance Municipal Income Trust Annual Report to Shareholders for the period ended November 30, 2008 to be filed by amendment.

(b)	Form of Proxy Cards filed herewith.

(c)	Amended and Restated Dividend Reinvestment Plan filed herewith.

Item 17. Undertakings

     1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     3. The undersigned registrant agrees that the opinion of K&L Gates LLP supporting the tax consequences of the Reorganization to shareholders as discussed in the Proxy Statement/Prospectus will be filed in a post-effective amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Municipal Income Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

C-4

SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on its behalf by the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of December, 2008.

EATON VANCE MUNICIPAL INCOME TRUST

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert B. MacIntosh	President and Principal	December 18, 2008
Robert B. MacIntosh	Executive Officer

Barbara E. Campbell*	Treasurer and Principal Financial	December 18, 2008
Barbara E. Campbell	and Accounting Officer

Benjamin C. Esty*	Trustee	December 18, 2008
Benjamin C. Esty

/s/ Thomas E. Faust Jr.	Trustee	December 18, 2008
Thomas E. Faust Jr.

Allen R. Freedman*	Trustee	December 18, 2008
Allen R. Freedman

William H. Park*	Trustee	December 18, 2008
William H. Park

Ronald A. Pearlman*	Trustee	December 18, 2008
Ronald A. Pearlman

Helen Frame Peters*	Trustee	December 18, 2008
Helen Frame Peters

Heidi L. Steiger*	Trustee	December 18, 2008
Heidi L. Steiger

Lynn A. Stout*	Trustee	December 18, 2008
Lynn A. Stout

Ralph F. Verni*	Trustee	December 18, 2008
Ralph F. Verni

* By: /s/ Maureen A. Gemma
Maureen A. Gemma (As attorney-in-fact)

INDEX TO EXHIBITS

(1) (b)	Amendment to Agreement and Declaration of Trust dated August 11, 2008
(2) (c)	Amendment to By-Laws dated August 16, 1998
(d)	Amendment to By-Laws dated February 13, 2003
(e)	Amendment to By-Laws dated December 20, 2004
(f)	Amendment to By-Laws dated February 7, 2005
(g)	Amendment to By-Laws dated February 8, 2005
(h)	Amendment to By-Laws dated September 15, 2005
(i)	Amendment to By-Laws dated December 11, 2006
(j)	Amendment to By-Laws dated August 11, 2008
(k)	Amendment to By-Laws dated November 17, 2008

(5) (d)	Form of Specimen Certificate of Series C Auction Preferred Shares

(16)(a)	Power of Attorney dated August 29, 2008
(b)	Power of Attorney dated November 17, 2008

(17)(b)	Form of Proxy Cards
(c)	Amended and Restated Dividend Reinvestment Plan